CHIEF INVESTMENT OFFICER'S LETTER
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Series Fund for 1997. The Fund offers eleven separate investment series, each of which has a different investment objective.

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially, and had been almost eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial market.

Money market rates remained relatively stable during 1997. Short-term interest rates edged higher during the first quarter after the Federal Reserve raised the Federal funds rate by 25 basis points. The next several months were marked by on-again off-again expectations of further tightening from the Federal Reserve. During the second half, the market became more comfortable with the outlook for stable short-term interest rates as continued growth in the economy and tightness in labor markets failed to produce little more than a hint of inflation.

The bond market traded in a historically narrow range until the last four months of the year when a sharp rally brought long-term yields to their lowest level in two years. Bond investors reacted positively to low inflation, a substantial reduction in the Federal budget deficit, and the turmoil in Southeast Asia. Within the bond market, corporate high yield bonds generally provided the highest total returns, followed in order by investment grade corporate bonds, Treasury securities, and mortgage-backed bonds. High yield corporate bonds benefited from a strong economy, merger and acquisition activity, refinancing of outstanding high coupon debt and substantial investor demand. Investment grade corporate bonds similarly benefited from a strong economy and merger and acquisition activity, although the events in Southeast Asia caused corporate bond spreads to widen which detracted from performance during the last few months of the year. Mortgage-backed bonds performed exceptionally well during the first eight months of 1997 as interest rates generally remained in a narrow range with low volatility. However, the bond market's rally during the latter part of the year caused mortgage-backed spreads to widen substantially as homeowners were offered their best opportunity in years to refinance their mortgages. Within the Treasury market, long-term bonds provided the highest returns.

Returns in the equity market, as measured by the Standard & Poor's 500 Index, were double digits for an unprecedented third year in a row. Bullish equity investor sentiment was sustained by an outlook for continued low inflation and interest rates, and solid economic growth. Within the equity market, large capitalization companies as a group provided better returns than mid- and small-capitalization companies as investors rewarded the former for predictable,

FIRST INVESTORS LIFE SERIES FUND

sustained earnings growth. Strong industry groups for the year included retail, media, banks, insurance, financial services, energy services, and major pharmaceuticals. Weak groups for the twelve months included electronics, communications equipment, metals, paper & forest products, oil companies, and apparel. Utility stocks as a group moved sideways during the first eight months of the year and then moved sharply higher during the last four months in response to lower interest rates and their limited international exposure. During the latter part of the year, concerns about the economic problems facing Southeast Asia spilled over into the United States markets and had a negative impact on the investment outlook for certain sectors, most notably technology.

Overseas stock markets were mixed in 1997. Some regions of the world were strong, while economic difficulties caused Japanese and other Asian markets to underperform significantly. Europe and Latin America showed strong equity returns in 1997 as profit growth continued to surprise investors positively and falling inflation kept interest rates under control. During the latter part of 1997, the Southeast Asia currency crisis spread with a global impact, resulting in a general flight to safety. The hardest hit markets during the year were the emerging markets of Asia, including South Korea, Malaysia, Indonesia, Thailand, and the Philippines. Japan also experienced a significant market decline. In Europe, as in the U.S., large capitalization growth stocks were prized, while any stock with significant exposure to Asia declined sharply.

The following investment performance data relates to the Funds, which are only available through the purchase of certain variable life insurance policy and variable annuity contract separate accounts. This data does not reflect the additional expenses and charges to which a variable life insurance policyowner or variable annuity contractowner would be subject. In addition, charges will differ among variable life insurance policyowners because of age, gender and risk classification at the time of policy issue. Not all Fund subaccounts are available in each separate account.

LIFE BLUE CHIP FUND

For the year ended December 31, 1997, First Investors Life Blue Chip Fund returned 26.7% on a net asset value basis compared to a 27.1% return for the Lipper Growth and Income Fund category. The Life Blue Chip Fund's performance in 1997 was bolstered by select investments in the healthcare, financial and publishing sectors of the S&P 500 Index. While the second half of the year was a difficult one for the technology sector, certain technology stocks performed quite well over the full year. The Fund's performance also benefited from select investments in the telecommunications equipment area.

The fundamentals supporting performance of the healthcare sector remained in place during the year. Demographics and continued demand for high quality healthcare generated above average returns for innovative healthcare companies. Stocks in companies such as Eli Lilly, Warner-Lambert, Pfizer and Medtronic all outperformed in 1997. The demographic trend supporting healthcare--the aging baby boomers--also benefited the financial sector as more money flowed into investment and retirement products. The retirement investment trend led to outsized gains in the stocks of financial services companies such as Merrill Lynch and Travelers Group as well as solid gains in the stocks of banks such as BankBoston and BankAmerica. Supported by the growing demand for wireless telephone services worldwide, stocks in companies like Ericsson and Nokia performed well in the first half of the year. Newspaper publishers benefited from declining newsprint prices and increased help wanted advertising, which generated above average returns in the stock of Tribune Company. Finally, perennial performers like Microsoft and General Electric contributed to the Fund's performance.

Anticipating a slowdown in demand, along with possible competitive pricing pressures from less expensive sources, many technology stocks retreated in the fourth quarter, generating underperformance for the full year. The stocks in the Fund most directly affected by the Asian situation, Motorola and Intel, subsequently underperformed. The concerns about Asia also had an impact on the stocks of the major money center banks held by the Fund, Chase Manhattan and Citicorp. Although Chase and Citicorp both generated good absolute returns, they underperformed the market. Companies whose growth was driven by exports, most notably those in the capital goods sector, were also affected by the Asian problem. AlliedSignal, Boeing, Lockheed Martin and United Technologies were all impacted by the downturn in the Asian economies and were all underperformers for the year.

LIFE GROWTH FUND

For the year ended December 31, 1997, First Investors Life Growth Fund returned 29.3% on a net asset value basis compared to a 25.3% return for the Lipper Growth Fund category. The Fund was generally helped by positions in financial services, major pharmaceuticals, energy services, and retail. Positions in selected technology sectors and an underweighted bank weighting detracted from returns.

During 1997, leading contributors to the Fund's return included Pfizer which benefited from the company's new product sales momentum and lack of significant patent expiration risk. Automatic Data Processing was another solid performer during the fourth quarter as the company continued to experience strong growth in its payroll business. ADP's stable outlook also attracted investors' attention. Finally, in the financial services sector, Fannie Mae supplied strong returns as the enterprise thrived in an environment of declining interest rates. Importantly, Fannie Mae is also relatively immune from credit risks. Weaker performers during 1997 included Intel, which suffered from concerns about slowing personal computer sales and the price reduction on the Pentium II chip. Another weak performer was First Data, which declined as investors worried about competition in the money transfer business, as well as margins in the core transaction processing division. Finally, Amoco was soft due to falling oil and chemical prices.

LIFE DISCOVERY FUND

For the year ended December 31, 1997, First Investors Life Discovery Fund returned 16.8% on a net asset value basis compared to a 20.8% return for the Lipper Small Company Growth Fund category. The Fund's performance was driven by investments in the energy and financial sectors. Other sectors, such as the technology and healthcare sectors proved to be mixed performers, while the forest and paper products sector underperformed the market as a whole.

In the energy sector, oilfield service stocks generated solid returns for the year despite a difficult fourth quarter. Because the Fund acquired the majority of its holdings in the first quarter, stocks in companies such as Patterson Energy, EVI, Newpark Resources, Global Industries, R&B Falcon (formerly Falcon Drilling), Veritas DGC, Maverick Tube and Cliffs Drilling generated above average returns for the full year.

The Fund also benefited from its holdings in financial stocks. Consolidation, real and perceived, was the driver of the solid performance in financial stocks, especially in the fourth quarter. The Fund held consolidators such as Centura Banks, Commercial Federal, and Peoples Heritage Financial Group. The Fund's top performer in the financial sector was HealthCare Financial Partners, a specialty finance company focused on asset based lending to growing healthcare service providers. However, not all financial stocks held by the Fund generated above average returns. Redwood Trust reported disappointing earnings, while the Money Store was hampered by concerns about slower loan growth and delinquencies in the subprime auto finance and mortgage industries. While

FIRST INVESTORS LIFE SERIES FUND

the Fund had roughly twelve percent of its assets invested in the financial sector, in hindsight, a higher weighting would have been preferable.

The Fund's investment in the technology sector generated mixed results. While the stocks in companies such as EMC, Network Appliance, and Cisco Systems appreciated over 30% for the year, the rapid and unexpected downturn in the Asian economies had adverse impacts on many technology companies. With the possible loss of the Asian markets for their products and the expectations of increased competition in many areas of the technology sector, many technology companies adjusted earnings expectations downward. The lowered earnings expectations led to lower fourth quarter returns in many technology stocks. The stocks in companies such as Hadco, Altera and Adaptec all suffered from the "Asian Flu".

While the demographic trends supporting the healthcare sector remained in place, the Fund's holdings in this sector had lackluster performances. Health Care and Retirement Corporation, a nursing home benefiting from the "graying of America" did generate a return in excess of 40%. However, other companies in the nursing home sector for reasons ranging from poor execution of strategy to use of questionable accounting practices did not generate good returns and hindered the Fund's performance. Examples of such companies are Genesis Health Ventures and Vencor.

The outlook for the forest and paper products industry appeared to be improving before the Asian economic crisis occurred. However, just as we began to see some positive momentum in the sector, the Asian crisis undercut the investment thesis in the paper and forest products sector. Asia accounts for approximately 33% of the world's consumption of paper products and approximately 29% of its production. The downturn in Southeast Asia led to concerns about the earnings rebound of the paper industry. The Fund's holdings in stocks in companies like Boise Cascade, Louisiana-Pacific, and Gaylord Container were adversely affected by the turmoil in Asia.

LIFE INTERNATIONAL SECURITIES FUND

For the year ended December 31, 1997, First Investors Life International Securities Fund returned 9.1% on a net asset value basis compared to a 13.0% return for the Lipper Global Fund category.

In the first part of the year, we believed that the U.S. market, after two very strong years, was overvalued relative to other opportunities and that U.S. profits were approaching a cyclical peak. We also believed that the Japanese market was becoming increasingly attractive as our analysis indicated that economic growth would be above consensus. Meanwhile, Japanese economic growth actually came in well below consensus, and the Japanese equity market and the yen weakened dramatically. This held back the Fund's performance in the first part of the year as the U.S. market initially surged and Japan deeply underperformed.

Within Japan, we had also structured the Fund to take advantage of our above consensus growth view by focusing on more domestically oriented shares. Given the actual economic decline, these shares significantly underperformed the Japanese market.

Finally, although total exposure was relatively small, the stocks that the Fund held in both developed and emerging Southeast Asia were a drag on performance during most of the year. The Fund had too large an exposure to "cheaply" valued securities that turned out to be hit particularly hard as the crisis in the region escalated, particularly as interest rates rose and currencies started falling.

LIFE UTILITIES INCOME FUND

For the year ended December 31, 1997, First Investors Life Utilities Income Fund returned 25.1% on a net asset value basis compared to an average return of

26.0% for all utilities funds as measured by Lipper Analytical Services, Inc. The Fund's positive performance was primarily attributable to the strong showing of the telephone and electric sectors of the utilities industry.

The telephone sector performed well as investors became more comfortable with the Baby Bells' ability to weather industry changes. Both the telephone and electric sectors benefited late in the year as the Asia crisis led investors to purchase defensive domestic equities with little international earnings exposure. The electric utility stocks also got a charge from the dramatic drop in long-term interest rates in the fourth quarter.

LIFE HIGH YIELD FUND

For the year ended December 31, 1997, First Investors Life High Yield Fund returned 12.5% on a net asset value basis compared with a 12.6% return for the Lipper high yield bond fund group.

The Fund benefited from tenders for and calls on portfolio holdings. In reinvesting proceeds, our choices generally avoided the most aggressive risk profiles that the market presented, both in terms of credit and interest rate risks. This precaution was ultimately unnecessary during the year just ended, as the market generally rewarded aggressive business plans and costly consolidation strategies. The Fund was well positioned with holdings in the competitive local exchange carrier segment of the telecommunications market as the importance of that business became widely apparent. A comparatively low concentration in long maturity deferred coupon bonds dampened returns because this bond structure, while carrying risks, accentuates appreciation of bonds when interest rates decline as they did last year. Also, these bonds were used extensively to fund the growth, "buildout" and industry consolidation transactions that did especially well in 1997.

The Fund avoided defaults and notable credit problems. The Fund's negligible exposure to emerging markets held back returns in the year's first half, and, despite slightly greater exposure in the third quarter, widely reported problems outside the U.S. did not have a material effect on the Fund.

LIFE INVESTMENT GRADE FUND

For the year ended December 31, 1997, First Investors Life Investment Grade Fund returned 9.8% on a net asset value basis compared to a 10.1% return for the Lipper corporate BBB bond fund category.

Sector choices were important as the events in Asia impacted the Fund's performance. The bonds of money center banks such as Citicorp and J.P. Morgan lagged as spreads widened over concerns of potential loan and trading losses stemming from their Asian exposures. The Fund had maintained a high exposure to bank paper, including money center banks, due to the improving credit fundamentals within the sector. On the other hand, the portfolio continued to be underweighted in Yankee bonds (dollar denominated bonds issued by foreign entities). These issues significantly underperformed the market due to the overseas volatility. The Fund's large exposure to industrial and utility paper also aided returns as these two sectors were the top performers in 1997.

Duration was also an important determinant of performance. In early 1997 we held the Fund's duration shorter than its peer group because of concerns over the strength of the domestic economy and the fear that higher inflation would follow. We lengthened the duration in mid-year as it became apparent that inflation rates were not increasing. That move proved to be beneficial as the bond market rallied and the longer maturities outperformed shorter ones. However, on balance we believe the Fund's duration was shorter than that of our peers, and that had the duration been longer, relative performance would have been better.

LIFE TARGET MATURITY 2007 FUND AND LIFE TARGET MATURITY 2010 FUND

For the year ended December 31, 1997, First Investors Life Target Maturity 2007 Fund returned 13.4% on a

FIRST INVESTORS LIFE SERIES FUND

net asset value basis and First Investors Life Target Maturity 2010 Fund returned 15.9% on a net asset value basis. The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. Consequently, with long-term interest rates falling during 1997, zero coupon bonds provided higher total returns than the bond market in general. Target Maturity 2010 Fund had a higher return than Target Maturity 2007 Fund because the former has a longer average maturity.

LIFE GOVERNMENT FUND

For the year ended December 31, 1997, First Investors Life Government Fund returned 8.6% on a net asset value basis compared to a 8.8% return for the Lipper GNMA bond fund category.

Management of the Fund focused on minimizing interest rate risk and prepayment risk. Prepayment risk is the risk that homeowners, whose mortgages comprise mortgage-backed bonds, will refinance their mortgages when interest rates fall. This would cause the Fund to lose its higher yielding bonds at a time when market yields are relatively low. The first eight months of 1997 were very favorable for mortgage-backed bonds as interest rates generally remained in a narrow range with low volatility. The Fund reduced its interest rate exposure during the first quarter when the economy appeared to be accelerating and the Federal Reserve raised short-term interest rates. During the second quarter, as the economy showed signs of slowing, the Fund increased its interest rate exposure.

The bond market's rally during the last four months of the year put pressure on the mortgage-backed market. Falling interest rates offered many homeowners their best opportunity to refinance their mortgages. Consequently, the Fund's focus shifted from interest rate risk to prepayment risk. To reduce prepayment risk, the Fund decreased its exposure to higher coupon mortgage-backed bonds, replacing them with lower coupon bonds which are less likely to be prepaid. Nonetheless, the Fund's return were negatively affected by above-average prepayments on several high coupon mortgage-backed positions.

LIFE CASH MANAGEMENT FUND

For the year ended December 31, 1997, First Investors Life Cash Management Fund returned 5.1%. The Fund will continue to focus on credit quality and liquidity in 1998 while maintaining its conservative approach to investing. The Fund will invest only in those securities considered at the time of purchase to present minimal market and credit risk to its shareholders. Given the outlook for stable short-term interest rates, the Fund will likely maintain weighted average maturities that are similar to those of its peers.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock markets. Stock markets tend to follow cycles and the current upward cycle or bull market is now the longest in history. On a technical basis, the length of the cycle could present some pressure against continued gains in the short-term. As well, the impact of lower global economic growth, due to turmoil in the Southeast Asian economies and the possible impact on U.S. companies' profits, could present a risk to U.S. equity investors. Finally, investments in foreign markets involve currency risks as well as country specific political and economic risks.

The bond market can also be volatile. For example, a 100 basis point (or 1%) increase in yield on a ten-year Treasury bond results in roughly a 7 1/2% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have fluctuated by more than 100 basis points. In addition, the value of a bond can fluctuate based on changes in the credit quality. In particular, investments in higher yielding lower-rated debt obligations are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for the financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what will be the ultimate impact on the financial markets. On a positive note, Southeast Asia's problems will result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                                    LIFE BLUE CHIP FUND           STANDARD & POOR'S 500 INDEX
Mar-90                                                  $9,300                           $10,000
Dec-90                                                  $9,349                           $10,007
Dec-91                                                 $11,795                           $13,033
Dec-92                                                 $12,582                           $13,966
Dec-93                                                 $13,652                           $15,332
Dec-94                                                 $13,454                           $15,529
Dec-95                                                 $18,028                           $21,879
Dec-96                                                 $21,908                           $26,902
Dec-97                                                 $27,760                           $35,808
                                  Average Annual Total Return*
                                                   N.A.V. Only               S.E.C. Standardized
One Year                                                26.72%                            17.83%
Five Years                                              17.15%                            15.45%
Since Inception (3/8/90)                                15.00%                            13.94%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--BLUE CHIP FUND BEGINNING 3/8/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 13.78%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Discovery Fund, the Lipper Small Company Growth Fund Index and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997                                         LIPPER SMALL COMPANY
                                    LIFE DISCOVERY FUND             GROWTH FUND INDEX       RUSSELL 2000 INDEX
Jan-88                                                  $9,300                    $10,000                $10,000
Dec-88                                                  $9,638                    $12,034                $12,237
Dec-89                                                 $11,914                    $14,568                $13,982
Dec-90                                                 $11,263                    $12,560                $10,997
Dec-91                                                 $17,110                    $18,656                $15,800
Dec-92                                                 $19,779                    $20,742                $18,377
Dec-93                                                 $24,149                    $24,253                $21,501
Dec-94                                                 $23,538                    $24,136                $20,815
Dec-95                                                 $29,478                    $31,768                $26,512
Dec-96                                                 $33,158                    $36,332                $30,865
Dec-97                                                 $38,742                    $43,870                $37,673
                                  Average Annual Total Return*
                                                   N.A.V. Only        S.E.C. Standardized
One Year                                                16.84%                      8.65%
Five Years                                              14.39%                     12.75%
Ten Years                                               15.33%                     14.50%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--DISCOVERY FUND BEGINNING 1/1/88 WITH THEORETICAL INVESTMENTS IN THE LIPPER SMALL COMPANY GROWTH FUND INDEX AND THE RUSSELL 2000 INDEX. THE LIPPER SMALL COMPANY GROWTH FUND INDEX IS A NET VALUE WEIGHTED INDEX OF THE 30 LARGEST SMALL COMPANY GROWTH FUNDS. IT IS CALCULATED WITH ADJUSTMENTS FOR INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AS OF EX-DIVIDEND DATES. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE RUSSELL 2000 INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 13.58%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LIPPER SMALL COMPANY GROWTH FUND INDEX FIGURES FROM LIPPER ANALYTICAL SERVICES, INC., RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                                   LIFE GOVERNMENT FUND            SALOMON BROTHERS MORTGAGE INDEX
Jan-92                                                  $9,300                                $10,000
Dec-92                                                 $10,213                                $10,848
Dec-93                                                 $10,865                                $11,611
Dec-94                                                 $10,419                                $11,445
Dec-95                                                 $12,048                                $13,364
Dec-96                                                 $12,480                                $14,080
Dec-97                                                 $13,555                                $15,385
                                  Average Annual Total Return*
                                                   N.A.V. Only                    S.E.C. Standardized
One Year                                                 8.61%                                   .98%
Five Years                                               5.82%                                  4.30%
Since Inception (1/7/92)                                 6.49%                                  5.21%

  AS OF DECEMBER 31, 1997
                                SALOMON BROTHERS GOVERNMENT INDEX
Jan-92                                                        $10,000
Dec-92                                                        $10,893
Dec-93                                                        $12,056
Dec-94                                                        $11,650
Dec-95                                                        $13,794
Dec-96                                                        $14,200
Dec-97                                                        $15,570
One Year
Five Years
Since Inception (1/7/92)

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--GOVERNMENT FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE SALOMON BROTHERS MORTGAGE INDEX AND THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS MORTGAGE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF ALL AGENCY PASS-THROUGHS AND FHA AND GNMA PROJECT NOTES. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDICES IS TRADER-PRICED, AND THE INDICES FOLLOW CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN .76%, 3.92% AND 4.80%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS MORTGAGE INDEX AND SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Growth Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                                     LIFE GROWTH FUND             STANDARD & POOR'S 500 INDEX
Jan-88                                                  $9,300                           $10,000
Dec-88                                                 $10,019                           $11,635
Dec-89                                                 $12,423                           $15,278
Dec-90                                                 $12,052                           $14,803
Dec-91                                                 $16,231                           $19,244
Dec-92                                                 $17,819                           $20,670
Dec-93                                                 $18,888                           $22,721
Dec-94                                                 $18,345                           $23,014
Dec-95                                                 $22,953                           $31,583
Dec-96                                                 $28,565                           $38,682
Dec-97                                                 $36,930                           $51,488
                                  Average Annual Total Return*
                                                   N.A.V. Only               S.E.C. Standardized
One Year                                                29.28%                            20.23%
Five Years                                              15.69%                            14.03%
Ten Years                                               14.78%                            13.96%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--GROWTH FUND BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 11.94%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--High Yield Fund and the Credit Suisse First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997                                           CREDIT SUISSE FIRST
                                   LIFE HIGH YIELD FUND           BOSTON HIGH YIELD INDEX
Jan-88                                                  $9,300                      $10,000
Dec-88                                                 $10,753                      $11,365
Dec-89                                                 $10,564                      $11,408
Dec-90                                                  $9,828                      $10,680
Dec-91                                                 $13,155                      $15,353
Dec-92                                                 $14,898                      $17,911
Dec-93                                                 $17,603                      $21,298
Dec-94                                                 $17,327                      $21,091
Dec-95                                                 $20,762                      $24,757
Dec-96                                                 $23,370                      $27,832
Dec-97                                                 $26,284                      $31,347
                                  Average Annual Total Return*
                                                   N.A.V. Only          S.E.C. Standardized
One Year                                                12.47%                        4.58%
Five Years                                              12.02%                       10.40%
Ten Years                                               10.95%                       10.15%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--HIGH YIELD FUND BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 9.87%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--International Securities Fund and the Morgan Stanley World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997           LIFE INTERNATIONAL              MORGAN STANLEY
                                      SECURITIES FUND                WORLD INDEX
Apr-90                                                  $9,300                 $10,000
Dec-90                                                  $9,647                  $9,873
Dec-91                                                 $11,135                 $11,746
Dec-92                                                 $10,991                 $11,200
Dec-93                                                 $13,427                 $13,791
Dec-94                                                 $13,254                 $14,563
Dec-95                                                 $15,732                 $17,665
Dec-96                                                 $18,129                 $20,138
Dec-97                                                 $19,777                 $23,159
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                 9.09%                   1.48%
Five Years                                              12.47%                  10.84%
Since Inception (4/16/90)                               10.27%                   9.24%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--INTERNATIONAL SECURITIES FUND BEGINNING 4/16/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE MORGAN STANLEY WORLD INDEX. THE MORGAN STANLEY WORLD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 8.95%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORGAN STANLEY WORLD INDEX FIGURES FROM MORGAN STANLEY & COMPANY, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Investment Grade Fund and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997                                          LEHMAN BROTHERS CORPORATE
                                LIFE INVESTMENT GRADE FUND                BOND INDEX
Jan-92                                                  $9,300                          $10,000
Dec-92                                                 $10,120                          $10,869
Dec-93                                                 $11,215                          $12,190
Dec-94                                                 $10,819                          $11,711
Dec-95                                                 $12,949                          $14,317
Dec-96                                                 $13,317                          $14,787
Dec-97                                                 $14,642                          $16,300
                                  Average Annual Total Return*
                                                   N.A.V. Only              S.E.C. Standardized
One Year                                                 9.81%                            2.08%
Five Years                                               7.64%                            6.10%
Since Inception (1/7/92)                                 7.85%                            6.55%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--INVESTMENT GRADE FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 1.83%, 5.51% AND 5.98%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Target Maturity 2007 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                               LIFE TARGET MATURITY 2007 FUND       SALOMON BROTHERS GOVERNMENT INDEX
Apr-95                                                    9,300                                    10,000
Dec-95                                                   11,405                                    11,162
Dec-96                                                   11,159                                    11,490
Dec-97                                                   12,652                                    12,599
                                   Average Annual Total Return*
                                                    N.A.V. Only                       S.E.C. Standardized
One Year                                                 13.38%                                     5.46%
Since Inception (4/26/95)                                12.14%                                     9.16%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2007 FUND BEGINNING 4/26/95 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 5.22% AND 8.97%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Target Maturity 2010 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                               LIFE TARGET MATURITY 2010 FUND       SALOMON BROTHERS GOVERNMENT INDEX
Apr-96                                                   $9,300                                   $10,000
Dec-96                                                  $10,381                                   $10,596
Dec-97                                                  $12,028                                   $11,619
                                   Average Annual Total Return*
                                                    N.A.V. Only                       S.E.C. Standardized
One Year                                                 15.86%                                     7.75%
Since Inception (4/30/96)                                16.62%                                    11.68%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2010 FUND BEGINNING 4/30/96 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 7.48% AND 11.46%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE SERIES FUND--UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1997
                                 LIFE UTILITIES INCOME FUND        STANDARD & POOR'S 500 INDEX
Nov-93                                                   $9,300                           $10,000
Dec-93                                                   $9,247                           $10,121
Dec-94                                                   $8,577                           $10,251
Dec-95                                                  $11,172                           $14,443
Dec-96                                                  $12,242                           $17,759
Dec-97                                                  $15,312                           $23,638
                                   Average Annual Total Return*
                                                    N.A.V. Only               S.E.C. Standardized
One Year                                                 25.07%                            16.29%
Since Inception (11/15/93)                               12.83%                            10.87%

  AS OF DECEMBER 31, 1997
                               STANDARD & POOR'S UTILITIES INDEX
Nov-93                                                     $10,000
Dec-93                                                      $9,906
Dec-94                                                      $8,617
Dec-95                                                     $11,815
Dec-96                                                     $12,133
Dec-97                                                     $15,138
One Year
Since Inception (11/15/93)

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--UTILITIES INCOME FUND BEGINNING 11/15/93 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITIES INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. THE STANDARD & POOR'S UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 37 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE UTILITY SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 16.08% AND 10.68%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--92.6%
            BASIC MATERIALS--2.9%
    6,600   Aluminum Company of America                        $    464,475     $    30
    8,500   Dow Chemical Company                                    862,750          56
   24,300   Du Pont (E.I.) de Nemours & Company                   1,459,519          95
   21,000   Monsanto Company                                        882,000          57
   14,400   Morton International, Inc.                              495,000          32
    9,600   Sigma-Aldrich Corporation                               381,600          25
---------------------------------------------------------------------------------------
                                                                  4,545,344         295
---------------------------------------------------------------------------------------
            CAPITAL GOODS--10.0%
   24,000   AlliedSignal, Inc.                                      934,500          61
   19,600   *American Power Conversion Corporation                  463,050          30
   15,300   Avery Dennison Corporation                              684,675          44
   26,200   Boeing Company                                        1,282,162          83
   15,500   Corning, Inc.                                           575,437          37
   11,300   Emerson Electric Company                                637,744          41
   64,000   General Electric Company                              4,696,000         305
   35,100   Ingersoll-Rand Company                                1,421,550          92
    7,600   Lockheed Martin Corporation                             748,600          49
   15,200   Textron, Inc.                                           950,000          62
   15,500   Thomas & Betts Corporation                              732,375          47
   25,100   Tyco International, Ltd.                              1,131,069          73
   28,200   *USA Waste Services, Inc.                             1,106,850          72
---------------------------------------------------------------------------------------
                                                                 15,364,012         996
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.5%
   39,000   *AirTouch Communications, Inc.                        1,620,937         105
   17,500   Bell Atlantic Corporation                             1,592,500         103
   18,500   BellSouth Corporation                                 1,041,781          68
   25,100   GTE Corporation                                       1,311,475          85
    4,200   *Intermedia Communications, Inc.                        255,150          17
   33,900   *LCI International, Inc.                              1,042,425          68
   21,100   SBC Communications, Inc.                              1,545,575         100
---------------------------------------------------------------------------------------
                                                                  8,409,843         546
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--9.0%
   26,500   *Cendant Corporation                               $    910,937     $    59
   24,000   Chrysler Corporation                                    844,500          55
   13,100   *Costco Companies, Inc.                                 584,587          38
   25,300   *Federated Department Stores, Inc.                    1,089,481          71
    5,300   Goodyear Tire & Rubber Company                          337,212          22
   23,900   Hilton Hotels Corporation                               711,025          46
   18,750   Home Depot, Inc.                                      1,103,906          72
   26,800   *Lear Corporation                                     1,273,000          83
   10,550   Masco Corporation                                       536,731          35
   28,200   Mattel, Inc.                                          1,050,450          68
    6,000   McGraw-Hill Companies, Inc.                             444,000          29
   20,900   Ogden Corporation                                       589,119          38
   17,600   *Staples, Inc.                                          488,400          32
   25,300   Tribune Company                                       1,574,925         102
   12,500   Unifi, Inc.                                             508,594          33
   46,000   Wal-Mart Stores, Inc.                                 1,814,125         118
---------------------------------------------------------------------------------------
                                                                 13,860,992         901
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--14.4%
   21,200   American Stores Company                                 435,925          28
   27,300   Anheuser-Busch Companies, Inc.                        1,201,200          78
   14,000   *Apollo Group, Inc.                                     661,500          43
   11,200   Clorox Company                                          885,500          57
   25,000   Coca-Cola Company                                     1,665,625         108
   28,600   ConAgra, Inc.                                           938,437          61
   12,900   CPC International, Inc.                               1,389,975          90
   24,400   Felcor Suite Hotels, Inc.                               866,200          56
   14,000   Fort James Corporation                                  535,500          35
   10,900   Gillette Company                                      1,094,769          71
   39,000   *Host Marriott Corporation                              765,375          50
   16,500   Kimberly-Clark Corporation                              813,656          53
   51,000   PepsiCo, Inc.                                         1,858,312         121
   33,800   Philip Morris Companies, Inc.                         1,531,562          99
   26,100   Procter & Gamble Company                              2,083,106         135
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
    8,500   Rite Aid Corporation                               $    498,844     $    32
    9,690   *Safeway, Inc.                                          612,892          40
   16,537   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                            599,466          39
   22,500   Time Warner, Inc.                                     1,395,000          90
   18,400   Unilever N.V.                                         1,148,850          75
   12,000   Walt Disney Company                                   1,188,750          77
---------------------------------------------------------------------------------------
                                                                 22,170,444       1,438
---------------------------------------------------------------------------------------
            ENERGY--9.6%
    9,500   Amoco Corporation                                       808,687          52
   19,800   Atlantic Richfield Company                            1,586,475         103
   15,900   Baker Hughes, Inc.                                      693,637          45
   12,700   Chevron Corporation                                     977,900          63
   14,300   Dresser Industries, Inc.                                599,706          39
   28,000   Exxon Corporation                                     1,713,250         111
    4,800   Kerr-McGee Corporation                                  303,900          20
   15,200   Mobil Corporation                                     1,097,250          71
   41,700   Royal Dutch Petroleum Company                         2,259,619         147
   11,800   Schlumberger, Ltd.                                      949,900          62
   10,800   Texaco, Inc.                                            587,250          38
   42,400   Tosco Corporation                                     1,603,250         104
   56,400   Williams Companies, Inc.                              1,600,350         104
---------------------------------------------------------------------------------------
                                                                 14,781,174         959
---------------------------------------------------------------------------------------
            FINANCIAL--16.4%
   14,400   Allstate Corporation                                  1,308,600          85
    9,300   American Express Company                                830,025          54
   14,150   American International Group, Inc.                    1,538,812         100
   13,600   BankAmerica Corporation                                 992,800          64
   20,900   BankBoston Corporation                                1,963,294         127
    7,800   Chase Manhattan Corporation                             854,100          55
    9,900   Chubb Corporation                                       748,687          49
    9,500   Citicorp                                              1,201,156          78
   28,000   Conseco, Inc.                                         1,272,250          83
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   32,000   Fannie Mae                                         $  1,826,000     $   118
   35,300   First Union Corporation                               1,809,125         117
   19,800   Freddie Mac                                             830,363          54
   12,100   Jefferson-Pilot Corporation                             942,288          61
   12,200   Marshall & Ilsley Corporation                           757,925          49
   15,200   Merrill Lynch & Company, Inc.                         1,108,650          72
   41,700   Money Store, Inc.                                       875,700          57
    9,800   Morgan Stanley, Dean Witter, Discover and Company       579,425          38
   14,500   NationsBank Corporation                                 881,781          57
   56,000   Norwest Corporation                                   2,163,000         140
   28,350   Travelers Group, Inc.                                 1,527,356          99
   28,700   USF&G Corporation                                       633,194          41
    8,500   Wachovia Corporation                                    689,563          45
---------------------------------------------------------------------------------------
                                                                 25,334,094       1,643
---------------------------------------------------------------------------------------
            HEALTHCARE--10.9%
   12,900   Abbott Laboratories                                     845,756          55
   11,700   Baxter International, Inc.                              590,119          38
   23,100   Bristol-Myers Squibb Company                          2,185,838         142
   25,200   Eli Lilly and Company                                 1,754,550         114
   24,050   *Health Management Associates, Inc. - Class "A"         607,263          39
   19,500   Johnson & Johnson                                     1,284,563          83
   34,900   *MedPartners, Inc.                                      780,888          51
   28,200   *Medtronic, Inc.                                      1,475,213          96
   23,100   Merck & Company, Inc.                                 2,454,375         159
   22,300   Pfizer, Inc.                                          1,662,744         108
   42,300   Pharmacia & Upjohn, Inc.                              1,549,238         100
   12,000   United Healthcare Corporation                           596,250          39
    8,400   Warner-Lambert Company                                1,041,600          68
---------------------------------------------------------------------------------------
                                                                 16,828,397       1,092
---------------------------------------------------------------------------------------
            TECHNOLOGY--10.7%
   18,400   *Adaptec, Inc.                                          683,100          44
   39,400   *Cadence Design Systems, Inc.                           965,300          63
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   27,600   *Cisco Systems, Inc.                               $  1,538,700     $   100
   28,200   Comdisco, Inc.                                          942,938          61
    5,550   Eastman Kodak Company                                   337,509          22
    5,900   Grainger (W.W.), Inc.                                   573,406          37
   16,000   Hewlett-Packard Company                               1,000,000          65
   20,000   Intel Corporation                                     1,405,000          91
   17,200   International Business Machines Corporation           1,798,475         117
    9,600   *Microsoft Corporation                                1,240,800          80
   20,800   Motorola, Inc.                                        1,186,900          77
    7,500   Raytheon Company                                        378,750          25
   16,200   *Sterling Commerce, Inc.                                622,688          40
   30,700   *Sun Microsystems, Inc.                               1,224,163          79
   28,200   *Synopsys, Inc.                                       1,008,150          65
   14,000   *Tellabs, Inc.                                          740,250          48
   32,100   *Transcrypt International, Inc.                         798,488          52
---------------------------------------------------------------------------------------
                                                                 16,444,617       1,066
---------------------------------------------------------------------------------------
            TRANSPORTATION--.6%
    6,900   Burlington Northern Santa Fe Corporation                641,269          42
    5,900   *US Airways Group, Inc.                                 368,750          24
---------------------------------------------------------------------------------------
                                                                  1,010,019          66
---------------------------------------------------------------------------------------
            UTILITIES--2.6%
   24,000   Consolidated Edison, Inc.                               984,000          64
   17,500   Duke Energy Corporation                                 969,063          63
   21,800   FPL Group, Inc.                                       1,290,288          84
   20,900   Sierra Pacific Resources                                783,750          51
---------------------------------------------------------------------------------------
                                                                  4,027,101         262
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $101,878,281)    142,776,037       9,264
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--6.9%
$   2,500M  American Express Credit Corp., 5.75%, 1/12/98      $  2,495,608     $   162
    1,600M  Bell Atlantic Network Funding, Inc., 5.88%,
              1/13/98                                             1,596,864         103
    4,300M  BP America, Inc., 5.95%, 1/22/98                      4,285,075         278
    2,200M  Hartford Steam Boiler Insp. & Ins. Co., 5.88%,
              1/5/98                                              2,198,563         143
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $10,576,110)                                        10,576,110         686
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $112,454,391)          99.5%   153,352,147       9,950
OTHER ASSETS, LESS LIABILITIES                            .5        773,724          50
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $154,125,871     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 1997

------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                        INVESTED
                                                                                        FOR EACH
PRINCIPAL                                                      INTEREST               $10,000 OF
   AMOUNT  SECURITY                                               RATE*        VALUE  NET ASSETS
------------------------------------------------------------------------------------------------
           BANKERS' ACCEPTANCES--4.1%
$     200M Regions Bank, 4/28/98 (cost $196,379)                   5.57%  $  196,379  $      413
------------------------------------------------------------------------------------------------
           CORPORATE NOTES--80.5%
      200M Ameritech Capital Corp., 2/11/98                        5.57      198,731         418
      230M Avnet, Inc., 1/23/98                                    5.77      229,189         481
      100M Bell Atlantic Financial Corp., 1/14/98                  6.15       99,778         210
      200M BellSouth Telecommunications, Inc., 2/25/98             5.75      198,243         416
      200M Carolina Power & Light Co., 3/20/98                     5.70      197,530         415
      230M Engelhard Corporation, 2/27/98                          5.72      227,917         479
      150M Ford Motor Credit Corp., 2/11/98                        5.65      149,035         313
       85M Ford Motor Credit Corp., 2/12/98                        5.58       84,447         177
      200M Gannett, Inc., 3/1/98                                   5.72      199,806         420
      200M General Electric Capital Corp., 2/25/98                 5.71      198,255         416
      200M Idaho Power Co., 1/13/98                                6.00      199,600         419
      225M Laclede Gas Co., 1/14/98                                5.70      224,537         472
      200M McGraw-Hill, Inc., 3/19/98                              5.67      197,574         415
      200M Merrill Lynch & Co., 3/27/98                            5.71      197,303         414
      200M MetLife Funding, Inc., 3/2/98                           5.68      198,106         416
      200M Nalco Chemical Co., 2/17/98                             5.75      198,499         417
      100M Paccar Financial Corp., 6/15/98                         6.18       99,926         210
      230M Prudential Funding Corp., 2/13/98                       5.67      228,442         480
      150M Southern Company, 3/12/98                               5.77      148,317         312
      110M Texaco, Inc., 1/30/98                                   5.78      109,488         230
      100M Texaco, Inc., 3/13/98                                   5.74       98,868         208
      150M Winn-Dixie Stores, Inc., 1/13/98                        5.58      149,721         315
------------------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE NOTES (cost $3,833,312)                3,833,312       8,053
------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES--6.3%
      100M Federal Home Loan Mortgage Corp., 3/11/98               5.19       99,889         210
      200M Federal National Mortgage Association, 7/15/98          5.24      199,373         419
------------------------------------------------------------------------------------------------
           TOTAL VALUE OF U.S. GOVERNMENT AGENCIES (cost
            $299,262)                                                        299,262         629
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                        INVESTED
                                                                                        FOR EACH
PRINCIPAL                                                      INTEREST               $10,000 OF
   AMOUNT  SECURITY                                               RATE*        VALUE  NET ASSETS
------------------------------------------------------------------------------------------------
           VARIABLE RATE NOTES--8.4%
$     200M IBM Credit Corp., 7/6/98                                6.11%  $  199,934  $      420
      200M PNC Bank N.A., 9/18/98                                  6.12      199,916         420
------------------------------------------------------------------------------------------------
           TOTAL VALUE OF VARIABLE RATE NOTES (cost $399,850)                399,850         840
------------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $4,728,803)            99.3%              4,728,803       9,935
OTHER ASSETS, LESS LIABILITIES                            .7                  31,087          65
------------------------------------------------------------------------------------------------
NET ASSETS                                             100.0%             $4,759,890  $   10,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

* The interest rates shown for the bankers' acceptances, corporate and U.S. Government agency notes are the effective rates at the time of purchase by the Fund. The interest rates shown on variable rate notes are adjusted periodically; the interest rates shown are the rates that were in effect at December 31, 1997.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--86.4%
            BASIC MATERIALS--3.6%
   31,832   Birmingham Steel Corporation                       $    501,354     $    50
   18,022   Boise Cascade Corporation                               545,165          55
    4,700   ChemFirst, Inc.                                         132,775          13
   19,000   *ChiRex, Inc.                                           334,875          34
    7,900   Dexter Corporation                                      341,181          34
   42,400   *Gaylord Container Corporation - Class "A"              243,800          25
   16,056   Lilly Industries, Inc. - Class "A"                      331,155          33
   19,567   Louisiana-Pacific Corporation                           371,773          37
   10,673   Schulman (A.), Inc.                                     268,159          27
    7,900   Southdown, Inc.                                         466,100          47
---------------------------------------------------------------------------------------
                                                                  3,536,337         355
---------------------------------------------------------------------------------------
            CAPITAL GOODS--8.1%
   14,700   Aeroquip-Vickers, Inc.                                  721,219          72
   14,700   *American Power Conversion Corporation                  347,287          35
   20,222   *American Residential Services, Inc.                    315,969          32
   26,121   *Checkpoint Systems, Inc.                               457,117          46
   16,500   Columbus McKinnon Corporation                           400,125          40
   19,005   Corning, Inc.                                           705,561          71
   32,346   *Corporate Express, Inc.                                416,455          42
   12,400   *Eastern Environmental Services, Inc.                   272,800          27
   35,100   Gleason Corporation                                     945,506          95
   11,900   *Hadco Corporation                                      538,475          54
   31,700   *ITEQ, Inc.                                             364,550          37
   19,600   *Jacobs Engineering Group, Inc.                         497,350          50
   38,760   *Newpark Resources, Inc.                                678,300          68
   25,400   *Philip Services Corporation                            365,125          37
    6,662   *Sanmina Corporation                                    451,350          45
   23,452   Titan International, Inc.                               470,506          47
    9,400   *Tractor Supply Company                                 138,650          14
---------------------------------------------------------------------------------------
                                                                  8,086,345         812
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--4.6%
   13,800   *Brooks Fiber Properties, Inc.                     $    759,000     $    76
   17,500   Cincinnati Bell, Inc.                                   542,500          55
   23,900   *Clearnet Communications, Inc. - Class "A"              271,862          27
   31,738   ECI Telecommunications, Ltd. (ADR)                      809,319          81
   11,700   *ICG Communications, Inc.                               318,825          32
   19,239   *IXC Communications, Inc.                               603,624          61
   20,000   *Primus Telecommunications Group, Inc.                  322,500          32
   21,800   *Tel-Save Holdings, Inc.                                433,275          44
   74,600   *USCI, Inc.                                             522,200          52
---------------------------------------------------------------------------------------
                                                                  4,583,105         460
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--18.2%
   23,900   *Activision, Inc.                                       427,212          43
   16,000   *American Skiing Company                                238,000          24
   10,986   *APAC Teleservices, Inc.                                148,311          15
    9,600   *Avis Rent A Car, Inc.                                  306,600          31
   24,950   *Building Materials Holding Corporation                 261,975          26
   25,475   *Cendant Corporation                                    875,703          88
   51,292   *CheckFree Holdings Corporation                       1,384,884         139
   13,600   *Children's Place Retail Stores, Inc.                    69,700           7
   13,400   *Coleman Company, Inc.                                  215,237          22
    3,200   *Computer Learning Centers, Inc.                        196,000          20
   16,000   *dELiA*s, Inc.                                          356,000          36
   24,600   *Eagle Hardware & Garden, Inc.                          476,625          48
   29,678   *Extended Stay America, Inc.                            369,120          37
   15,839   *Federated Department Stores, Inc.                      682,067          69
   27,000   Innkeepers USA Trust                                    418,500          42
   28,600   *International Comfort Products Corporation             239,525          24
   17,500   *Just For Feet, Inc.                                    229,687          23
    1,600   *Lamar Advertising Company                               63,600           6
    9,450   *NCO Group, Inc.                                        243,337          24
   23,733   *Neiman Marcus Group, Inc.                              717,923          72
   32,710   Oakwood Homes Corporation                             1,085,563         109
   30,112   *OfficeMax, Inc.                                        429,096          43
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
   40,200   Ogden Corporation                                  $  1,133,137     $   114
    8,100   *Outdoor Systems, Inc.                                  310,837          31
   16,000   *Pegasystems, Inc.                                      323,000          32
   11,235   *Petco Animal Supplies, Inc.                            269,640          27
   33,049   *PETsMART, Inc.                                         239,605          24
   19,200   *PMT Services, Inc.                                     266,400          27
   35,693   *Prime Hospitality Corporation                          727,245          73
   12,600   *Proffitt's, Inc.                                       358,312          36
   42,500   *Saks Holdings, Inc.                                    879,219          88
   22,000   *Scientific Games Holdings Corporation                  445,500          45
    8,000   *Signature Resorts, Inc.                                175,000          18
   17,600   *Stage Stores, Inc.                                     657,800          66
   31,800   *Travis Boats & Motors, Inc.                            767,175          77
   44,558   *U.S. Office Products Company                           874,451          88
    6,500   *Universal Outdoor Holdings, Inc.                       338,000          34
   39,900   Wolverine World Wide, Inc.                              902,737          91
---------------------------------------------------------------------------------------
                                                                 18,102,723       1,819
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--8.9%
   22,469   Apple South, Inc.                                       294,906          30
   29,900   *Cinar Films, Inc. - Class "B"                        1,162,362         117
   14,400   *Emmis Broadcasting Corporation - Class "A"             657,000          66
   77,894   *Four Media Company                                     701,046          70
   20,700   *Jones Intercable, Inc. - Class "A"                     363,544          37
   64,501   *Metromedia International Group, Inc.                   612,759          62
   15,900   *Pre-Paid Legal Services, Inc.                          543,581          55
   27,806   Richfood Holdings, Inc.                                 785,519          79
   24,108   Rite Aid Corporation                                  1,414,838         142
   21,300   Rival Company                                           279,562          28
   16,800   *Steiner Leisure, Ltd.                                  518,700          52
   43,183   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                          1,565,384         157
---------------------------------------------------------------------------------------
                                                                  8,899,201         895
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ENERGY--7.0%
   10,300   *EVI, Inc.                                         $    533,025     $    54
   37,400   *Global Industries, Ltd.                                635,800          64
   28,600   *Nabors Industries, Inc.                                899,112          90
   34,000   *Patterson Energy, Inc.                               1,315,375         132
   35,400   *Precision Drilling Corporation - Class "A"             862,875          87
   23,200   *R&B Falcon Corporation                                 813,450          82
   14,600   Tosco Corporation                                       552,063          55
    9,400   *Trico Marine Services, Inc.                            276,125          28
   27,000   *Veritas DGC, Inc.                                    1,066,500         107
---------------------------------------------------------------------------------------
                                                                  6,954,325         699
---------------------------------------------------------------------------------------
            FINANCIAL--11.7%
    8,000   Astoria Financial Corporation                           446,000          45
   12,700   Centura Banks, Inc.                                     876,300          88
   15,435   Charter One Financial, Inc.                             974,334          98
   23,850   Commercial Federal Corporation                          848,166          85
   15,944   Conseco, Inc.                                           724,456          73
   14,600   Dime Bancorp, Inc.                                      441,650          44
    8,700   GreenPoint Financial Corporation                        631,294          63
   24,389   *HealthCare Financial Partners, Inc.                    865,810          87
   41,500   *Imperial Credit Industries, Inc.                       850,750          86
   22,300   *LINC Capital, Inc.                                     437,638          44
   20,982   Mercantile Bancorporation, Inc.                       1,290,393         130
   20,878   Money Store, Inc.                                       438,438          44
   12,000   *New Century Financial Corporation                      123,000          12
    9,600   Peoples Heritage Financial Group, Inc.                  441,600          44
   25,313   Resources Bancshares Mortgage Group, Inc.               412,918          42
   25,600   TCF Financial Corporation                               868,800          87
   12,873   Washington Federal, Inc.                                404,695          41
   30,900   Westfield America, Inc.                                 525,300          53
---------------------------------------------------------------------------------------
                                                                 11,601,542       1,166
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--7.6%
   24,000   *Acuson Corporation                                $    397,500     $    40
   47,800   *American Oncology Resources, Inc.                      764,800          77
   44,751   *Cardiovascular Dynamics, Inc.                          246,131          25
   11,200   *Centocor, Inc.                                         372,400          37
   35,389   *FPA Medical Management, Inc.                           659,120          66
   12,800   *Gilead Sciences, Inc.                                  489,600          49
   17,950   *Health Care and Retirement Corporation                 722,488          73
   32,400   *Health Systems Design Corporation                      332,100          33
    6,600   *IMPATH, Inc.                                           216,150          22
   30,300   Jones Medical Industries, Inc.                        1,158,975         116
   28,180   *Kensey Nash Corporation                                468,493          47
   16,600   *Ligand Pharmaceuticals - Class "B"                     213,725          22
   27,788   Mylan Laboratories, Inc.                                581,811          58
   20,222   *Pediatric Services of America, Inc.                    386,746          39
   33,400   *PharMerica, Inc.                                       346,525          35
   24,482   *US Bioscience, Inc.                                    221,868          22
---------------------------------------------------------------------------------------
                                                                  7,578,432         761
---------------------------------------------------------------------------------------
            TECHNOLOGY--14.6%
   23,800   *ACE*COMM Corporation                                   281,138          28
   27,700   *Adaptec, Inc.                                        1,028,363         103
   10,300   *Adtran, Inc.                                           283,250          28
   11,900   *Altera Corporation                                     394,188          40
   19,500   *Bay Networks, Inc.                                     498,469          50
   13,200   *Cisco Systems, Inc.                                    735,900          74
   29,100   *Cymer, Inc.                                            436,500          44
   47,000   *EMC Corporation                                      1,289,563         130
   25,700   *Envoy Corporation                                      748,513          75
   16,000   *Etec Systems, Inc.                                     744,000          75
   34,800   *Hybrid Networks, Inc.                                  387,150          39
   13,100   *Information Management Resources, Inc.                 491,250          49
   17,882   *Integrated Device Technology, Inc.                     168,761          17
    7,490   Intel Corporation                                       526,173          53
   11,375   Motorola, Inc.                                          649,086          65
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   11,403   National Data Corporation                          $    411,933     $    41
   16,000   *Network Appliance, Inc.                                568,000          57
   16,490   *Network Associates, Inc.                               871,909          88
   36,838   *PairGain Technologies, Inc.                            713,736          72
   32,400   *Saville Systems Ireland PLC (ADR)                    1,344,600         135
   18,373   *Sterling Commerce, Inc.                                706,212          71
   13,200   *Synopsys, Inc.                                         471,900          47
   25,300   *Transcrypt International, Inc.                         629,338          63
   40,100   *Turbodyne Technologies, Inc.                           155,388          16
---------------------------------------------------------------------------------------
                                                                 14,535,320       1,460
---------------------------------------------------------------------------------------
            TRANSPORTATION--2.1%
    6,300   *Budget Group, Inc. - Class "A"                         217,744          22
    7,300   Caliber System, Inc.                                    355,419          36
   24,500   Interpool, Inc.                                         362,906          36
    9,900   *Landstar System, Inc.                                  261,113          26
    8,700   *Tower Automotive, Inc.                                 365,944          37
   76,700   Transportacion Maritima Mexicana SA de C.V. -
              Class "L" (ADR)                                       565,663          57
---------------------------------------------------------------------------------------
                                                                  2,128,789         214
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $69,531,189)      86,006,119       8,641
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--.7%
            FINANCIAL
   22,300   Excel Realty Trust, Inc., "A" $2.125 (cost
              $557,500)                                             662,031          67
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--15.5%
$   6,300M  BP America, 5.95%, 1/22/98                         $  6,278,134     $   631
    1,300M  Dresser Industries, Inc., 5.90%, 1/6/98               1,298,935         130
    4,800M  Hartford Steam Boiler Insp. & Ins. Co., 6.50%,
              1/2/98                                              4,799,133         482
    2,500M  National Rural Utilities Corp., 5.93%, 1/12/98        2,495,470         251
      600M  Texaco, Inc., 5.88%, 1/13/98                            598,824          60
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $15,470,496)                                        15,470,496       1,554
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $85,559,185)          102.6%   102,138,646      10,262
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (2.6)    (2,608,717)       (262)
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $ 99,529,929     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--74.6%
$   1,197M  Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024  $1,230,115     $ 1,349
            Federal National Mortgage Association:
      227M    7%, 1/1/2026                                        229,598         252
      866M    7%, 2/1/2026                                        874,506         959
    1,246M    9%, 6/1/2015                                      1,327,916       1,456
      556M    9%, 10/1/2020                                       598,423         656
    1,074M    11%, 10/1/2015                                    1,208,903       1,326
            Government National Mortgage Association I
              Program:
      990M    7.50%, 8/15/2026                                  1,015,976       1,114
      108M    11.50%, 10/15/2012                                  122,727         134
      168M    11.50%, 5/15/2015                                   191,328         210
-------------------------------------------------------------------------------------
            TOTAL VALUE OF MORTGAGE-BACKED CERTIFICATES (cost
             $6,684,862)                                        6,799,492       7,456
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--11.2%
    1,000M  Tennessee Valley Authority, 6.375%, 6/15/2005
              (cost $1,004,832)                                 1,022,196       1,121
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--12.2%
    1,050M  U.S. Treasury Note, 6.625%, 5/15/2007 (cost
              $1,099,359)                                       1,112,015       1,219
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $8,789,053)            98.0%   8,933,703       9,796
OTHER ASSETS, LESS LIABILITIES                           2.0      186,030         204
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $9,119,733     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--94.8%
            AEROSPACE/DEFENSE--2.0%
   26,000   Boeing Company                                     $  1,272,375     $   100
   10,000   General Motors Corporation - Class "H"                  369,375          29
   13,000   United Technologies Corporation                         946,562          74
---------------------------------------------------------------------------------------
                                                                  2,588,312         203
---------------------------------------------------------------------------------------
            AUTOMOTIVE--.6%
   11,900   Goodyear Tire & Rubber Company                          757,137          59
---------------------------------------------------------------------------------------
            BANKS--7.6%
   15,160   Associated Banc-Corp.                                   835,695          66
   12,000   Citicorp                                              1,517,250         119
   11,000   Crestar Financial Corporation                           627,000          49
   11,917   First Commercial Corporation                            698,634          55
   33,000   First Union Corporation                               1,691,250         133
   20,000   Mercantile Bankshares Corporation                       782,500          61
   18,400   NationsBank Corporation                               1,118,950          88
   10,600   State Street Corporation                                616,787          48
   10,000   U.S. Bancorp                                          1,119,375          88
   11,000   Wilmington Trust Corporation                            686,125          54
---------------------------------------------------------------------------------------
                                                                  9,693,566         761
---------------------------------------------------------------------------------------
            BUSINESS SERVICES--3.2%
    6,000   Avnet, Inc.                                             396,000          31
   25,000   Dames & Moore Group                                     331,250          26
   12,800   Foster Wheeler Corporation                              346,400          27
   20,000   G & K Services, Inc. - Class "A"                        840,000          66
   18,000   Ionics, Inc.                                            704,250          55
   21,500   Metromail Corporation                                   384,312          30
   25,000   Tetra Tech, Inc.                                        500,000          39
   25,000   U.S. Rentals, Inc.                                      587,500          46
---------------------------------------------------------------------------------------
                                                                  4,089,712         320
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CHEMICALS--1.3%
   15,500   Du Pont (E.I.) de Nemours & Company                $    930,969     $    73
   16,500   Minerals Technologies, Inc.                             749,719          59
---------------------------------------------------------------------------------------
                                                                  1,680,688         132
---------------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT--3.0%
    7,500   *3Com Corporation                                       262,031          21
   15,000   *Andrew Corporation                                     360,000          28
    3,000   *Black Box Corporation                                  106,125           8
   27,000   *Cisco Systems, Inc.                                  1,505,250         118
    9,884   Lucent Technologies, Inc.                               789,484          62
   14,000   Motorola, Inc.                                          798,875          63
---------------------------------------------------------------------------------------
                                                                  3,821,765         300
---------------------------------------------------------------------------------------
            COMPUTERS & OFFICE EQUIPMENT--3.5%
   16,000   *Adaptec, Inc.                                          594,000          47
   36,000   *EMC Corporation                                        987,750          77
   18,600   Hewlett-Packard Company                               1,162,500          91
   16,000   International Business Machines Corporation           1,673,000         131
---------------------------------------------------------------------------------------
                                                                  4,417,250         346
---------------------------------------------------------------------------------------
            DRUGS--7.7%
   11,000   American Home Products Corporation                      841,500          66
   33,000   *Covance, Inc.                                          655,875          51
   20,000   *Genzyme Corporation (General Division)                 555,000          43
   10,000   Johnson & Johnson                                       658,750          52
   10,000   Merck & Company, Inc.                                 1,062,500          83
   27,000   Pfizer, Inc.                                          2,013,187         158
   40,000   Pharmacia & Upjohn, Inc.                              1,465,000         115
   12,600   Warner-Lambert Company                                1,562,400         122
    9,700   Zeneca Group PLC (ADR)                                1,047,600          82
---------------------------------------------------------------------------------------
                                                                  9,861,812         772
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--3.9%
   42,000   General Electric Company                           $  3,081,750     $   242
   20,000   Hubbell, Inc. - Class "B"                               986,250          77
   27,000   *Littlefuse, Inc.                                       671,625          53
   14,000   X-Rite, Inc.                                            255,500          20
---------------------------------------------------------------------------------------
                                                                  4,995,125         392
---------------------------------------------------------------------------------------
            ELECTRONICS--4.0%
   16,700   AMP, Inc.                                               701,400          55
   35,000   *Analog Devices, Inc.                                   969,062          76
   15,000   Dallas Semiconductor Corporation                        611,250          48
   19,000   Intel Corporation                                     1,334,750         105
   14,000   *Maxim Integrated Products, Inc.                        483,000          38
   23,500   *Silicon Valley Group, Inc.                             531,687          42
   10,000   Texas Instruments, Inc.                                 450,000          35
---------------------------------------------------------------------------------------
                                                                  5,081,149         399
---------------------------------------------------------------------------------------
            ENERGY SERVICES--1.6%
   11,000   Diamond Offshore Drilling, Inc.                         529,375          41
   19,000   Schlumberger, Ltd.                                    1,529,500         120
---------------------------------------------------------------------------------------
                                                                  2,058,875         161
---------------------------------------------------------------------------------------
            ENERGY SOURCES--4.1%
   13,300   Amoco Corporation                                     1,132,162          89
    7,000   Anadarko Petroleum Corporation                          424,812          33
    4,500   *Barrett Resources Corporation                          136,125          11
   16,500   Chevron Corporation                                   1,270,500         100
   19,000   Exxon Corporation                                     1,162,562          91
   14,000   Royal Dutch Petroleum Company                           758,625          59
   10,000   Unocal Corporation                                      388,125          30
---------------------------------------------------------------------------------------
                                                                  5,272,911         413
---------------------------------------------------------------------------------------
            ENTERTAINMENT PRODUCTS--.5%
   24,000   *Speedway Motorsports, Inc.                             595,500          47
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL SERVICES--4.6%
   20,000   American Express Company                           $  1,785,000     $   140
   10,400   Associates First Capital Corporation                    739,700          58
   33,280   Fannie Mae                                            1,899,040         149
   23,285   Morgan Stanley, Dean Witter, Discover and Company     1,376,726         108
---------------------------------------------------------------------------------------
                                                                  5,800,466         455
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--4.4%
   12,000   *Beringer Wine Estates Holdings, Inc. - Class "B"       456,000          36
   11,000   General Mills, Inc.                                     787,875          62
   30,000   PepsiCo, Inc.                                         1,093,125          86
   36,000   Philip Morris Companies, Inc.                         1,631,250         128
   30,000   Sara Lee Corporation                                  1,689,375         132
---------------------------------------------------------------------------------------
                                                                  5,657,625         444
---------------------------------------------------------------------------------------
            HEALTH SERVICES--2.1%
   19,750   Columbia/HCA Healthcare Corporation                     585,094          46
   16,000   Shared Medical System Corporation                     1,056,000          83
    7,300   *Tenet Healthcare Corporation                           241,812          19
   16,000   United Healthcare Corporation                           795,000          62
---------------------------------------------------------------------------------------
                                                                  2,677,906         210
---------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS--3.5%
   14,200   *Bush Boake Allen, Inc.                                 371,862          29
    8,900   Estee Lauder Companies - Class "A"                      457,794          36
    9,600   Ethan Allen Interiors, Inc.                             370,200          29
    5,000   Gillette Company                                        502,188          39
   23,000   Kimberly-Clark Corporation                            1,134,188          89
   19,800   Procter & Gamble Company                              1,580,288         124
---------------------------------------------------------------------------------------
                                                                  4,416,520         346
---------------------------------------------------------------------------------------
            INSURANCE--6.7%
   15,000   Ace, Ltd.                                             1,447,500         113
   17,000   Allstate Corporation                                  1,544,875         121
   12,262   American International Group, Inc.                    1,333,493         105
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            INSURANCE (continued)
   25,000   Frontier Insurance Group, Inc.                     $    571,875     $    45
   14,000   Marsh & McLennan Companies, Inc.                      1,043,875          82
   13,200   Reinsurance Group of America                            561,825          44
   38,299   Travelers Group, Inc.                                 2,063,359         162
---------------------------------------------------------------------------------------
                                                                  8,566,802         672
---------------------------------------------------------------------------------------
            MACHINERY & MANUFACTURING--2.7%
   13,200   Caterpillar, Inc.                                       641,025          50
   12,000   Donaldson Company                                       540,750          42
   10,000   Minnesota Mining and Manufacturing Company              820,625          64
    3,200   *MSC Industrial Direct Company, Inc. - Class "A"        135,600          11
    8,000   Nordson Corporation                                     367,000          29
   23,500   *Paxar Corporation                                      348,094          27
    8,000   *UCAR International, Inc.                               319,500          25
    9,000   W.H. Brady Company                                      279,000          22
---------------------------------------------------------------------------------------
                                                                  3,451,594         270
---------------------------------------------------------------------------------------
            MEDIA--3.3%
   24,500   *ADVO, Inc.                                             477,750          37
   33,400   *Cox Communications, Inc. - Class "A"                 1,338,088         105
   24,000   Gannett Company, Inc.                                 1,483,500         116
    9,000   Walt Disney Company                                     891,563          70
---------------------------------------------------------------------------------------
                                                                  4,190,901         328
---------------------------------------------------------------------------------------
            MEDICAL PRODUCTS--1.6%
   13,000   Abbott Laboratories                                     852,313          67
   20,000   Biomet, Inc.                                            512,500          40
   18,500   Life Technologies, Inc.                                 615,125          48
---------------------------------------------------------------------------------------
                                                                  1,979,938         155
---------------------------------------------------------------------------------------
            METALS & MINERALS--.5%
    8,100   Aluminum Company of America                             570,038          45
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.1%
    7,000   Bemis Company, Inc.                                $    308,438     $    24
   11,000   Crown Cork & Seal Company, Inc.                         551,375          43
   13,400   International Paper Company                             577,875          45
---------------------------------------------------------------------------------------
                                                                  1,437,688         112
---------------------------------------------------------------------------------------
            RETAIL--5.3%
   38,500   Arbor Drugs, Inc.                                       712,250          56
   16,000   *Barnes & Noble, Inc.                                   534,000          42
   10,500   CVS Corporation                                         672,656          53
   18,000   Dayton Hudson Corporation                             1,215,000          95
   22,500   Home Depot, Inc.                                      1,324,688         104
   42,000   *OfficeMax, Inc.                                        598,500          47
    6,600   *Stein Mart, Inc.                                       176,550          14
   40,000   Wal-Mart Stores, Inc.                                 1,577,500         124
---------------------------------------------------------------------------------------
                                                                  6,811,144         535
---------------------------------------------------------------------------------------
            SOFTWARE/SERVICES--8.4%
   31,000   *American Management Systems, Inc.                      604,500          47
   24,000   Automatic Data Processing, Inc.                       1,473,000         115
   15,000   BGS Systems, Inc.                                       525,000          41
   15,000   *BISYS Group, Inc.                                      498,750          39
   16,000   *Computer Sciences Corporation                        1,336,000         105
   14,500   *DST Systems, Inc.                                      618,969          49
   25,000   First Data Corporation                                  731,250          57
   16,000   *Microsoft Corporation                                2,068,000         162
   16,000   *PeopleSoft, Inc.                                       624,000          49
   10,500   *Policy Management Systems Corporation                  730,406          57
   21,000   *Sterling Software, Inc.                                861,000          67
   13,000   *Synopsys, Inc.                                         464,750          36
    4,000   *Systems & Computer Technology Corporation              198,500          16
---------------------------------------------------------------------------------------
                                                                 10,734,125         840
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TELEPHONE--3.3%
   16,400   A T & T Corporation                                $  1,004,500     $    79
    8,500   Century Telephone Enterprises, Inc.                     423,406          33
   24,000   SBC Communications, Inc.                              1,758,000         138
   35,000   *WorldCom, Inc.                                       1,058,750          83
---------------------------------------------------------------------------------------
                                                                  4,244,656         333
---------------------------------------------------------------------------------------
            TRANSPORTATION--1.3%
   20,250   Air Express International Corporation                   617,625          48
   12,000   Union Pacific Corporation                               749,250          59
   13,000   Werner Enterprises, Inc.                                266,500          21
---------------------------------------------------------------------------------------
                                                                  1,633,375         128
---------------------------------------------------------------------------------------
            TRAVEL & LEISURE--3.0%
   11,000   *Landry's Seafood Restaurants, Inc.                     264,000          21
   22,000   McDonald's Corporation                                1,050,500          82
   40,000   *Mirage Resorts, Inc.                                   910,000          71
   66,000   Southwest Airlines Company                            1,625,250         127
---------------------------------------------------------------------------------------
                                                                  3,849,750         301
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $85,141,628)     120,936,330       9,479
---------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT--4.9%
$   6,203M  Paribas Corp., 6.75%, 1/2/98 (collateralized by
              U.S. Treasury Note, 7.50%, 2/15/05, valued at
              $6,323,522) (cost $6,203,000)                       6,203,000         486
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $91,344,628)           99.7%   127,139,330       9,965
OTHER ASSETS, LESS LIABILITIES                            .3        445,220          35
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $127,584,550     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--90.9%
           APPAREL/TEXTILES--3.7%
$    350M  Pillowtex Corp., 9%, 2007 (Note 4)                 $   360,500     $    60
     800M  Polymer Group, Inc., 9%, 2007                          804,000         135
   1,000M  Westpoint Stevens, Inc., 9.375%, 2005                1,050,000         176
-------------------------------------------------------------------------------------
                                                                2,214,500         371
-------------------------------------------------------------------------------------
           AUTOMOTIVE--2.5%
     700M  Collins & Aikman Products Co., 11.50%, 2006            784,000         132
     700M  Walbro Corp., 9.875%, 2005                             712,250         119
-------------------------------------------------------------------------------------
                                                                1,496,250         251
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--.9%
     500M  Falcon Building Products Corp., 9.50%, 2007            521,250          87
-------------------------------------------------------------------------------------
           CHEMICALS--4.1%
     700M  Harris Chemical North America, Inc., 10.25%, 2001      740,250         124
     600M  Huntsman Polymers Corp., 11.75%, 2004                  679,500         114
     950M  Hydrochem Industrial Services, Inc., 10.375%,
             2007                                                 995,125         167
-------------------------------------------------------------------------------------
                                                                2,414,875         405
-------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--2.5%
     700M  Commemorative Brands, Inc., 11%, 2007                  701,750         118
     700M  Herff Jones, Inc., 11%, 2005                           763,000         128
-------------------------------------------------------------------------------------
                                                                1,464,750         246
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--1.7%
   1,000M  Radnor Holdings, Inc., 10%, 2003 (Note 4)            1,042,500         175
-------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--1.3%
     750M  Clark Material Handling, Inc., 10.75%, 2006            798,750         134
-------------------------------------------------------------------------------------
           ELECTRIC & GAS UTILITIES--1.7%
   1,000M  AES Corp., 8.50%, 2007 (Note 4)                      1,005,000         169
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--2.2%
$    550M  Amphenol Corp., 9.875%, 2007                       $   580,250     $    97
     700M  Essex Group, Inc., 10%, 2003                           724,500         122
-------------------------------------------------------------------------------------
                                                                1,304,750         219
-------------------------------------------------------------------------------------
           ENERGY--7.2%
     700M  Falcon Drilling Co., Inc., 12.50%, 2005                802,585         135
     800M  Giant Industries, Inc., 9.75%, 2003                    822,000         138
     800M  United Meridian Corp., 10.375%, 2005                   888,000         149
   1,000M  Veritas DGC, Inc., 9.75%, 2003                       1,085,000         182
     650M  Vintage Petroleum, Inc., 9%, 2005                      687,375         115
-------------------------------------------------------------------------------------
                                                                4,284,960         719
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--4.4%
     320M  Doane Products Co., 10.625%, 2006                      342,400          57
   1,000M  International Home Foods, Inc., 10.375%, 2006        1,105,000         185
     600M  Van de Kamps, Inc., 12%, 2005                          672,000         113
     500M  Windy Hill Pet Food Co., 9.75%, 2007                   522,500          88
-------------------------------------------------------------------------------------
                                                                2,641,900         443
-------------------------------------------------------------------------------------
           GAMING/LODGING--2.6%
     750M  Casino America, Inc., 12.50%, 2003                     817,500         137
     700M  Showboat, Inc., 9.25%, 2008                            749,000         126
-------------------------------------------------------------------------------------
                                                                1,566,500         263
-------------------------------------------------------------------------------------
           HEALTHCARE--7.6%
     750M  Abbey Healthcare Group, Inc., 9.50%, 2002              785,625         132
     700M  Dade International, Inc., 11.125%, 2006                770,000         129
     700M  Genesis Healthcare, Inc., 9.75%, 2005                  729,750         122
     600M  ICN Pharmaceuticals, Inc., 9.25%, 2005                 637,500         107
     400M  Integrated Health Services, Inc., 10.25%, 2006         427,000          72
   1,100M  Tenet Healthcare Corp., 10.125%, 2005                1,199,000         201
-------------------------------------------------------------------------------------
                                                                4,548,875         763
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--11.2%
$    500M  Diamond Cable Communications PLC, 0% - 11.75%,
             2005                                             $   387,500     $    65
   1,075M  Echostar Communications Corp., 0% - 12.875%, 2004      983,625         165
     500M  Grupo Televisa, SA, 11.875%, 2006                      565,000          95
     500M  Rogers Cablesystems, Inc., 10%, 2005                   552,500          93
   1,000M  Salem Communications Corp., 9.50%, 2007 (Note 4)     1,027,500         172
     500M  Sinclair Broadcasting Group, Inc., 9%, 2007            510,000          86
   1,000M  Sullivan Broadcasting Co., Inc., 10.25%, 2005        1,075,000         180
     900M  TCI Satellite Entertainment, Inc., 10.875%, 2007
             (Note 4)                                             945,000         159
     600M  World Color Press, Inc., 9.125%, 2003                  621,000         104
-------------------------------------------------------------------------------------
                                                                6,667,125       1,119
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--3.4%
   1,000M  Affiliated Newspaper Investments, Inc., 0% -
             13.25%, 2006                                         955,000         160
     500M  Garden State Newspapers, Inc., 12%, 2004               560,000          94
     500M  Outdoor Systems, Inc., 8.875%, 2007                    523,750          88
-------------------------------------------------------------------------------------
                                                                2,038,750         342
-------------------------------------------------------------------------------------
           MINING/METALS--7.3%
     900M  Commonwealth Aluminum, Corp., 10.75%, 2006             967,500         162
   1,000M  CSN Iron, SA, 9.125%, 2007 (Note 4)                    855,000         143
     800M  Gulf States Steel Inc., 13.50%, 2003                   820,000         138
     700M  Wells Aluminum Corp., 10.125%, 2005                    745,500         125
   1,000M  Wheeling-Pittsburgh Corp., 9.25%, 2007 (Note 4)        965,000         162
-------------------------------------------------------------------------------------
                                                                4,353,000         730
-------------------------------------------------------------------------------------
           MISCELLANEOUS--3.8%
     700M  Allied Waste North America, Inc., 10.25%, 2006         770,000         129
     950M  Loomis Fargo & Co., 10%, 2004                          954,750         160
     450M  Pierce-Leahy Corp., 11.125%, 2006                      510,750          86
-------------------------------------------------------------------------------------
                                                                2,235,500         375
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--5.2%
     500M  Container Corp., 11.25%, 2004                          545,000          91
     650M  Riverwood International, 10.25%, 2006                  645,938         108
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS (continued)
$    800M  S.D. Warren Co., Inc., 12%, 2004                   $   884,000     $   148
   1,000M  Stone Container Corp., 10.75%, 2002                  1,052,500         177
-------------------------------------------------------------------------------------
                                                                3,127,438         524
-------------------------------------------------------------------------------------
           RESTAURANTS--.9%
     500M  Perkins Family Restaurant, 10.125%, 2007 (Note 4)      510,000          86
-------------------------------------------------------------------------------------
           RETAIL-FOOD/DRUG--2.7%
   1,000M  Randall's Food Markets, Inc., 9.375%, 2007 (Note
             4)                                                 1,025,000         172
     570M  Stater Brothers Holdings, 9%, 2004                     598,500         100
-------------------------------------------------------------------------------------
                                                                1,623,500         272
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--14.0%
   1,500M  American Communications Services, Inc., 0% - 13%,
             2005 (Note 4)                                      1,188,750         199
   1,000M  Brooks Fiber Properties, Inc., 0% - 10.875%, 2006      832,500         140
   1,000M  Comcast Cellular Holdings, Inc., 9.50%, 2007         1,045,000         175
   1,000M  McCaw International, Ltd., 0% - 13%, 2007 (Note
             4)                                                   590,000          99
   1,500M  McLeodUSA, Inc., 0% - 10.50%, 2007                   1,096,875         184
     800M  Netia Holdings BV, 0% - 11.25%, 2007 (Note 4)          454,000          76
     700M  Paging Network, Inc., 10%, 2008                        727,125         122
   1,100M  Powertel, Inc., 0% - 12%, 2006                         792,000         133
   1,000M  Qwest Communications International, 0% - 9.47%,
             2007 (Note 4)                                        682,500         114
     800M  Qwest Communications International, Inc.,
             10.875%, 2007                                        908,000         152
-------------------------------------------------------------------------------------
                                                                8,316,750       1,394
-------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost $51,579,358)   54,176,923       9,087
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
  SHARES                                                                     FOR EACH
      OR                                                                   $10,000 OF
WARRANTS   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--.2%
           MEDIA (CABLE TV/BROADCASTING)--.0%
   2,100   *Echostar Communications Corp. - Class "A"         $    35,175     $     6
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--.2%
   1,000   *Affiliated Newspaper Investments, Inc.                110,000          18
-------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $20,963)            145,175          24
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--2.5%
           MEDIA (CABLE TV/BROADCASTING)--1.6%
     830   Time Warner, Inc., 10.25%, PIK, Series "M"             933,750         156
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.9%
  10,800   S.D. Warren Co., Inc., 14%, Series "B"                 529,200          89
-------------------------------------------------------------------------------------
           TOTAL VALUE OF PREFERRED STOCKS (cost $1,118,083)    1,462,950         245
-------------------------------------------------------------------------------------
           WARRANTS--.4%
           GAMING/LODGING--.0%
     200   *Goldriver Finance Corp., Liquidating Trust                200          --
-------------------------------------------------------------------------------------
           MINING/METALS--.0%
     800   *Gulf State Steel Acquisition Corp. (expiring
             4/15/03) (Note 4)                                          8          --
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.1%
  10,800   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
             4)                                                    54,000           9
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.3%
   1,500   *American Communications Services, Inc. (expiring
             11/1/05) (Note 4)                                    157,500          26
   1,000   *McCaw International, Ltd. (expiring 4/15/07)
             (Note 4)                                               2,500           1
-------------------------------------------------------------------------------------
                                                                  160,000          27
-------------------------------------------------------------------------------------
           TOTAL VALUE OF WARRANTS (cost $2,500)                  214,208          36
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
   UNITS                                                                     INVESTED
      OR                                                                     FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           UNITS--1.2%
           MEDIA (CABLE TV/BROADCASTING)
     700   Star Choice Communications (a) (Note 4) (cost
             $700,000)                                        $   724,500     $   122
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--3.0%
$    100M  Ford Motor Credit Corp., 5.95%, 1/7/98                  99,901          17
     700M  Ford Motor Credit Corp., 6.12%, 1/9/98                 699,048         117
   1,000M  Lubrizol Corp., 6.35%, 1/5/98                          999,294         168
-------------------------------------------------------------------------------------
           TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
            $1,798,243)                                         1,798,243         302
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $55,219,147)          98.2%   58,521,999       9,816
OTHER ASSETS, LESS LIABILITIES                          1.8     1,096,796         184
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $59,618,795     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing
(a) Each unit consists of one 13% Senior Secured Note due 2005, and 23.16
    Warrants (expiring 12/15/05) to buy one share of common   stock at $.01 per
    share

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              COMMON STOCKS--91.4%
              UNITED STATES--30.4%
      7,075   Abbott Laboratories                                $   463,855     $    62
     15,450   American Express Company                             1,378,912         185
      6,132   American International Group, Inc.                     666,855          90
     20,400   *Analog Devices, Inc.                                  564,825          76
     11,000   Boeing Company                                         538,312          72
     17,250   *Cisco Systems, Inc.                                   961,687         129
      5,010   Citicorp                                               633,452          85
      3,650   Coca-Cola Company                                      243,181          33
      6,500   CVS Corporation                                        416,406          56
      9,370   Du Pont (E.I.) de Nemours & Company                    562,786          76
      6,750   Duke Energy Corporation                                373,781          50
     11,700   Exxon Corporation                                      715,894          96
      9,250   Fannie Mae                                             527,828          71
      7,525   First Data Corporation                                 220,106          30
     10,000   Gannett Company, Inc.                                  618,125          83
     14,700   General Electric Company                             1,078,612         145
      5,280   Gillette Company                                       530,310          71
      7,675   Hertz Corporation - Class "A"                          308,919          42
     13,620   Hewlett-Packard Company                                851,250         114
      9,750   Home Depot, Inc.                                       574,031          77
      6,010   Intel Corporation                                      422,203          57
     10,950   Johnson & Johnson                                      721,331          97
      6,850   Kimberly-Clark Corporation                             337,791          45
      3,729   Lucent Technologies, Inc.                              297,854          40
     13,750   McDonald's Corporation                                 656,563          88
      3,575   *Microsoft Corporation                                 462,069          62
      8,700   *Mirage Resorts, Inc.                                  197,925          27
     10,000   *PeopleSoft, Inc.                                      390,000          52
      4,400   Pfizer, Inc.                                           328,075          44
     17,780   Pharmacia & Upjohn, Inc.                               651,193          87
      6,885   Procter & Gamble Company                               549,509          74
      8,440   SBC Communications, Inc.                               618,230          83
      7,930   Schlumberger, Ltd.                                     638,365          86
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              UNITED STATES (continued)
     11,400   Southwest Airlines Company                         $   280,725     $    38
     13,400   State Street Corporation                               779,713         105
     12,600   Travelers Group, Inc.                                  678,825          91
      8,800   Unocal Corporation                                     341,550          46
     21,550   Wal-Mart Stores, Inc.                                  849,878         114
      4,780   Walt Disney Company                                    473,519          64
      6,150   Warner-Lambert Company                                 762,600         102
----------------------------------------------------------------------------------------
                                                                  22,667,045       3,045
----------------------------------------------------------------------------------------
              UNITED KINGDOM--11.7%
     43,000   Associated British Foods PLC                           368,617          50
     31,900   Bank of Scotland                                       289,209          39
     22,900   Bass PLC                                               352,681          47
     87,900   *Billiton PLC                                          225,622          30
     45,821   BOC Group PLC                                          758,837         102
     40,300   British Petroleum PLC                                  530,477          71
     92,000   BTR PLC                                                278,530          37
     26,400   Burmah Castrol PLC                                     459,144          62
     66,000   Carlton Communications PLC                             508,226          68
    135,661   Cookson Group PLC                                      436,381          59
     36,000   Diageo PLC                                             330,822          44
     21,700   HSBC Holdings PLC                                      536,292          72
     45,000   Johnson Matthey PLC                                    403,533          54
     45,491   PowerGen PLC                                           595,063          80
     39,000   Rank Group PLC                                         223,794          30
     35,579   Reckitt & Colman PLC                                   559,071          75
     47,509   Royal & Sun Alliance Insurance Group PLC               476,843          64
     32,000   Royal Bank of Scotland Group PLC                       407,005          55
     28,200   Zeneca Group PLC                                       991,571         133
----------------------------------------------------------------------------------------
                                                                   8,731,718       1,172
----------------------------------------------------------------------------------------
              JAPAN--7.1%
     24,000   Aisin Seiki Company, Ltd.                              249,190          34
     24,000   Bank Tokyo - Mitsubishi, Ltd.                          332,254          45
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              JAPAN (continued)
     20,000   Daiwa Securities Company, Ltd.                     $    69,218     $     9
     22,000   Eisai Company, Ltd.                                    336,714          45
      7,000   Exedy Corporation                                       53,245           7
      9,000   Fuji Machine Manufacturing Company                     218,041          29
     10,000   Fujisawa Pharmaceutical Company, Ltd.                   87,678          12
      4,000   Fukuda Denshi, Ltd.                                     40,916           6
     19,000   Hitachi Company, Ltd.                                  135,899          18
     40,000   JGC Corporation                                         84,600          11
      5,000   Mabuchi Motor Company, Ltd.                            254,958          34
     10,000   Maruichi Steel Tube, Ltd.                              122,287          16
      6,200   Matsumotokiyoshi Company, Ltd.                         238,423          32
     21,000   Matsushita Electric Industrial Company, Ltd.           308,488          41
    102,000   *Mazda Motor Corporation                               243,188          33
      3,000   Meiwa Estate Company, Ltd.                              22,588           3
      6,000   Murata Manufacturing Company, Ltd.                     151,360          20
     11,000   Namco, Ltd.                                            320,640          43
      6,000   Nomura Securities Company, Ltd.                         80,294          11
     53,000   Okumura Corporation                                    126,363          17
      2,400   Otsuka Kagu, Ltd.                                       86,755          12
      1,000   Rohm Company, Ltd.                                     102,291          14
     47,000   Sakura Bank, Ltd.                                      134,829          18
     12,000   Sanwa Bank, Ltd.                                       121,825          16
        200   Sawako Corporation                                       1,323          --
      7,400   Shimachu                                               116,673          16
      3,000   Sony Corporation                                       267,649          36
     12,600   Sony Music Entertainment, Inc.                         465,154          63
      4,000   Square Company, Ltd.                                   111,366          15
     57,000   Sumitomo Rubber Industries, Inc.                       241,549          32
     18,000   Toyo Ink Manufacturing Company, Ltd.                    31,840           4
     24,000   Yamato Kogyo Company, Ltd.                             144,898          19
----------------------------------------------------------------------------------------
                                                                   5,302,496         711
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              FRANCE--6.4%
     10,900   Assurances Generales de France                     $   577,807     $    78
      8,812   Banque Nationale de Paris                              468,587          63
      1,990   Compagnie de Saint Gobain                              282,827          38
      3,200   Credit Commercial de France                            219,420          30
      9,194   Havas SA                                               661,750          89
      2,150   Peugeot SA                                             271,258          36
     17,659   Rhone-Poulenc SA - Series "A"                          791,385         106
      2,898   Societe Generale Paris                                 395,016          53
      5,750   Societe Nationale Elf Aquitaine SA                     669,064          90
      4,214   Total SA - Class "B"                                   458,815          62
----------------------------------------------------------------------------------------
                                                                   4,795,929         645
----------------------------------------------------------------------------------------
              GERMANY--5.6%
     28,500   Bayer AG                                             1,058,023         142
      8,050   Degussa AG                                             398,461          54
     10,850   Deutsche Lufthansa AG                                  203,960          27
      2,280   Karstadt AG                                            788,724         106
      2,250   MAN AG                                                 650,082          87
      1,140   Mannesmann AG                                          576,327          77
     26,850   *Metallgesellschaft AG                                 491,291          66
----------------------------------------------------------------------------------------
                                                                   4,166,868         559
----------------------------------------------------------------------------------------
              CANADA--3.6%
     11,200   Alcan Aluminium, Ltd.                                  308,367          41
     21,200   Canadian Imperial Bank of Commerce                     659,802          89
     14,400   Canadian National Railway Company                      680,400          91
     25,700   Canadian Pacific, Ltd.                                 700,325          94
     17,700   Canwest Global Communications Corporation - Class
                "A"                                                  318,600          43
----------------------------------------------------------------------------------------
                                                                   2,667,494         358
----------------------------------------------------------------------------------------
              SWITZERLAND--3.4%
         50   *Ciba Specialty Chemicals Holding, Inc.                  5,965           1
        580   Holderbank Financiere Glarus AG                        474,005          64
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              SWITZERLAND (continued)
        543   Nestle AG Regd                                     $   814,937     $   109
        121   Roche Holdings AG - Genusscheine                     1,203,321         162
----------------------------------------------------------------------------------------
                                                                   2,498,228         336
----------------------------------------------------------------------------------------
              NETHERLANDS--2.9%
      2,950   Akzo-Nobel NV                                          508,734          68
     24,571   ING Groep NV                                         1,035,090         139
      9,833   PolyGram NV                                            470,495          63
      2,500   Unilever NV-CVA                                        154,151          21
----------------------------------------------------------------------------------------
                                                                   2,168,470         291
----------------------------------------------------------------------------------------
              SWEDEN--2.8%
      8,210   ForeningsSparbanken AB - Class "A"                     186,770          25
    200,600   *Nordbanken Holding AB                               1,135,175         152
     20,500   Pharmacia & Upjohn, Inc.                               754,439         101
----------------------------------------------------------------------------------------
                                                                   2,076,384         278
----------------------------------------------------------------------------------------
              ITALY--2.3%
     15,450   Arnaldo Mondadori Editore SpA                          121,468          16
     18,800   Istituto Bancario San Paolo Di Torino                  179,705          24
    222,333   Telecom Italia SpA                                   1,421,019         191
----------------------------------------------------------------------------------------
                                                                   1,722,192         231
----------------------------------------------------------------------------------------
              AUSTRALIA--2.1%
     50,892   Amcor, Ltd.                                            223,823          30
     42,000   Australian & New Zealand Banking Group, Ltd.           277,485          37
     53,514   Boral, Ltd.                                            135,283          18
     37,395   Broken Hill Proprietary, Ltd.                          347,205          47
     61,000   CSR, Ltd.                                              206,674          28
     98,246   Goodman Fielder, Ltd.                                  156,191          21
     22,992   *ICI Australia, Ltd.                                   161,043          22
     14,000   News Corporation, Ltd.                                  77,262          10
----------------------------------------------------------------------------------------
                                                                   1,584,966         213
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              FINLAND--2.0%
     18,000   Kesko Oyj                                          $   284,933     $    38
     31,500   Metsa-Serla OY - Class "B"                             245,845          33
      7,100   Nokia Corporation - Class "A" (ADR)                    497,000          67
      3,100   Nokia Oyj - Class "A"                                  220,311          30
     15,200   Rauma OY                                               237,260          32
----------------------------------------------------------------------------------------
                                                                   1,485,349         200
----------------------------------------------------------------------------------------
              DENMARK--1.8%
     18,500   Unidanmark A/S - Class "A" Regd                      1,359,019         183
----------------------------------------------------------------------------------------
              SPAIN--1.6%
      9,300   Banco Popular Espanol SA                               649,836          87
     19,500   Endesa SA                                              346,076          47
      1,900   Telefonica de Espana (ADR)                             173,019          23
----------------------------------------------------------------------------------------
                                                                   1,168,931         157
----------------------------------------------------------------------------------------
              HONG KONG--1.3%
     58,000   Hutchison Whampoa, Ltd.                                363,793          49
     28,000   Hysan Development Company, Ltd.                         55,829           8
     55,000   New World Development Company, Ltd.                    190,234          26
     32,400   Sun Hung Kai Properties, Ltd.                          225,802          30
    780,000   Tingyi Holding Company                                 101,634          14
----------------------------------------------------------------------------------------
                                                                     937,292         127
----------------------------------------------------------------------------------------
              IRELAND--1.0%
     14,839   Allied Irish Banks PLC                                 141,785          19
    224,931   Jefferson Smurfit Group PLC                            625,466          84
----------------------------------------------------------------------------------------
                                                                     767,251         103
----------------------------------------------------------------------------------------
              BRAZIL--.8%
      5,000   Centrais Electricas Brasileiras SA - Electrobras
                (ADR)                                                124,325          17
  4,806,000   Telecomunicacoes Brasileiras SA - Telebras             488,674          66
----------------------------------------------------------------------------------------
                                                                     612,999          83
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              SINGAPORE--.8%
     56,750   Keppel Corporation, Ltd.                           $   163,014     $    22
     50,000   Keppel Fels, Ltd.                                      139,470          19
     47,000   Keppel Land, Ltd.                                       64,714           9
     51,000   Overseas Union Bank, Ltd. Foreign Redg                 195,228          26
----------------------------------------------------------------------------------------
                                                                     562,426          76
----------------------------------------------------------------------------------------
              MEXICO--.8%
      9,700   *Grupo Televisa SA                                     188,782          25
     78,000   Kimberly Clark de Mexico - Class "A"                   369,587          50
----------------------------------------------------------------------------------------
                                                                     558,369          75
----------------------------------------------------------------------------------------
              NEW ZEALAND--.7%
    114,595   Brierley Investments, Ltd.                              81,844          11
    102,000   Carter Holt Harvey, Ltd.                               157,539          21
      6,950   Telecom Corporation of New Zealand, Ltd. (ADR)         269,312          36
----------------------------------------------------------------------------------------
                                                                     508,695          68
----------------------------------------------------------------------------------------
              NORWAY--.6%
     26,700   Saga Petroleum ASA - Series "A"                        459,958          62
----------------------------------------------------------------------------------------
              ARGENTINA--.5%
     26,000   Banco de Galicia Buenos Aires SA - Class "B"           166,429          22
      6,200   Telefonica de Argentina SA - Class "B" (ADR)           230,950          31
----------------------------------------------------------------------------------------
                                                                     397,379          53
----------------------------------------------------------------------------------------
              AUSTRIA--.5%
      2,500   OMV AG                                                 345,826          46
----------------------------------------------------------------------------------------
              CHILE--.2%
      6,400   Embotelladora Andina SA - Series "B" (ADR)             124,400          17
----------------------------------------------------------------------------------------
              PHILIPPINES--.1%
     15,600   Metropolitan Bank & Trust Company                      106,543          14
----------------------------------------------------------------------------------------
              CHINA--.1%
      7,900   *China Southern Airlines Company, Ltd. - Class
                "H" (ADR)                                            104,181          14
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              INDIA--.1%
      3,200   Ranbaxy Laboratories, Ltd. (GDR)                   $    82,000     $    11
----------------------------------------------------------------------------------------
              THAILAND--.1%
     91,434   Land & House Public Company, Ltd. Foreign Regd          18,223           2
      6,760   Siam City Cement Public Company, Ltd. Foreign
                Regd                                                   7,020           1
      1,500   Siam Commercial Bank Public Company, Ltd. Foreign
                Regd                                                   1,713          --
      7,500   Thai Farmers Bank Public Company, Ltd. Foreign
                Regd                                                  13,629           2
----------------------------------------------------------------------------------------
                                                                      40,585           5
----------------------------------------------------------------------------------------
              MALAYSIA--.1%
     47,000   Renong Berhad                                           21,733           3
     18,500   Sime Darby Berhad                                       17,775           2
----------------------------------------------------------------------------------------
                                                                      39,508           5
----------------------------------------------------------------------------------------
              INDONESIA--.0%
    177,000   PT Kalbe Farma                                          31,400           4
----------------------------------------------------------------------------------------
              TOTAL VALUE OF COMMON STOCKS (cost $59,654,084)     68,073,901       9,142
----------------------------------------------------------------------------------------
              PREFERRED STOCKS--2.3%
              BRAZIL--1.0%
      6,200   Aracruz Celulose SA - Class "B" (ADR)                   89,125          12
  3,714,700   Companhia Energetic de Minas Gerais (CEMIG)            161,218          22
    112,400   *Companhia Riograndense de Telecomunicacoes -
                Class "A"                                            138,484          19
    941,000   Petroleo Brasileiro SA - Petrobras                     220,006          29
    580,000   Telecomunicacoes de Sao Paulo SA                       154,338          21
      5,000   *Vale Do Rio Doce - Class "B"                               --          --
----------------------------------------------------------------------------------------
                                                                     763,171         103
----------------------------------------------------------------------------------------
              DENMARK--.9%
     14,330   *ProSieben Media AG                                    657,506          88
----------------------------------------------------------------------------------------
              GERMANY--.4%
      3,750   Hornbach Holdings AG                                   258,614          35
----------------------------------------------------------------------------------------
              TOTAL VALUE OF PREFERRED STOCKS (cost $1,706,775)    1,679,291         226
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--4.9%
$     3,700M  U.S. Treasury Bills, 5.23%-5.33%, 1/22/98 (cost
                $3,666,625)                                      $ 3,666,625     $   492
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--2.0%
      1,496M  Paine Webber, Inc., 6.60%, 1/2/98,
                (collateralized by U.S. Treasury Bill, due
                7/23/98, valued at $1,529,012) (cost
                $1,496,000)                                        1,496,000         201
----------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $66,523,484)            100.6%   74,915,817      10,061
EXCESS OF LIABILITIES OVER OTHER ASSETS                    (.6)     (453,129)        (61)
----------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $74,462,688     $10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1997

Sector diversification of the portfolio was as follows:

-------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS        VALUE
-------------------------------------------------------------------
Banks..................................           12.6% $ 9,390,721
Drugs..................................           10.7    7,960,773
Media..................................            5.7    4,250,071
Energy Sources.........................            5.2    3,854,908
Retail Trade...........................            4.7    3,527,682
Insurance..............................            4.6    3,435,420
Telephone..............................            4.5    3,339,688
Food/Beverage/Tobacco..................            3.7    2,733,369
Machinery & Manufacturing..............            3.3    2,451,531
Chemicals..............................            3.2    2,388,910
Household Products.....................            3.1    2,346,268
Metals & Minerals......................            3.1    2,328,760
Financial Services.....................            2.9    2,138,096
Travel & Leisure.......................            2.7    1,987,788
Communication Equipment................            2.6    1,976,852
Electronics............................            2.3    1,685,066
Electric Utilities.....................            2.1    1,600,463
Transportation.........................            2.1    1,543,739
Paper/Forest Products..................            1.8    1,341,798
Electrical Equipment...................            1.8    1,333,570
Computers & Office Equipment...........            1.7    1,287,631
Software Services......................            1.6    1,183,541
Automotive.............................            1.4    1,058,430
Business Services......................            1.1      796,820
Energy Services........................            1.0      777,835
Entertainment Products.................            1.0      732,803
Real Estate Companies..................             .8      577,390
Aerospace/Defense......................             .7      538,312
Medical Products.......................             .7      504,771
Pipeline...............................             .5      345,826
Building Materials.....................             .3      206,674
Housing................................             .2      127,686
U.S. Treasury Bills....................            4.9    3,666,625
Repurchase Agreement...................            2.0    1,496,000
-------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                       100.6   74,915,817
EXCESS OF LIABILITIES OVER OTHER ASSETS            (.6)    (453,129)
-------------------------------------------------------------------
NET ASSETS                                       100.0% $74,462,688
-------------------------------------------------------------------
-------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              CORPORATE BONDS--85.8%
              AEROSPACE/DEFENSE--4.8%
$       300M  Boeing Co., 6.35%, 2003                            $   304,094     $   177
        250M  Lockheed Martin Corp., 7.25%, 2006                     262,563         152
        250M  Rockwell International Corp., 8.375%, 2001             266,671         155
----------------------------------------------------------------------------------------
                                                                     833,328         484
----------------------------------------------------------------------------------------
              BUILDING MATERIALS--.6%
        100M  Masco Corp., 9%, 2001                                  109,121          63
----------------------------------------------------------------------------------------
              CHEMICALS--3.4%
        250M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          274,156         159
        300M  Lubrizol Corp., 7.25%, 2025                            318,805         185
----------------------------------------------------------------------------------------
                                                                     592,961         344
----------------------------------------------------------------------------------------
              CONGLOMERATES--3.4%
        300M  Hanson Overseas, B.V., 7.375%, 2003                    313,307         182
        250M  Tenneco, Inc., 7.875%, 2027                            276,862         161
----------------------------------------------------------------------------------------
                                                                     590,169         343
----------------------------------------------------------------------------------------
              CONSUMER PRODUCTS--1.5%
        250M  Mattel, Inc., 6.75%, 2000                              252,922         147
----------------------------------------------------------------------------------------
              ELECTRIC & GAS UTILITIES--8.4%
        250M  Baltimore Gas and Electric Co., 6.50%, 2003            253,589         147
        250M  Duke Energy Corp., 5.875%, 2003                        245,881         143
        200M  Kansas Gas & Electric Co., 7.60%, 2003                 212,033         123
         75M  Old Dominion Electric Cooperative, 7.97%, 2002          78,568          46
        300M  Pennsylvania Power & Light Co., 6.875%, 2003           308,293         179
        250M  Philadelphia Electric Co., 8%, 2002                    265,689         154
         75M  Southwestern Electric Power Co., 7%, 2007               79,038          46
----------------------------------------------------------------------------------------
                                                                   1,443,091         838
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              ENERGY--5.2%
$       315M  Baroid Corp., 8%, 2003                             $   340,226     $   198
        300M  Newpark Resources, Inc., 8.625%, 2007 (Note 4)         306,375         178
        250M  Phillips Petroleum Co., 7.20%, 2023                    252,578         147
----------------------------------------------------------------------------------------
                                                                     899,179         523
----------------------------------------------------------------------------------------
              ENTERTAINMENT/LEISURE--1.8%
        300M  Walt Disney Company, 6.75%, 2006                       310,376         180
----------------------------------------------------------------------------------------
              FINANCIAL SERVICES--13.9%
         40M  BankAmerica Corp., 9.50%, 2001                          43,910          26
        200M  Barnett Banks, Inc., 8.50%, 1999                       205,486         119
        300M  Chemical Bank, Inc., 7%, 2005                          312,194         181
        200M  Citicorp, 8%, 2003                                     214,227         124
        300M  First Union Corp., 8.125%, 2002                        321,971         187
        250M  Fleet Capital, 7.92%, 2026                             265,400         154
        300M  Key Corp., 7.50%, 2006                                 318,701         185
        250M  Mellon Bank N.A., 6.50%, 2005                          250,946         146
         50M  Meridian Bancorp, 7.875%, 2002                          53,295          31
         75M  Morgan Guaranty Trust Co., 7.375%, 2002                 78,289          45
        300M  NationsBank Corp., 8.125%, 2002                        322,100         187
----------------------------------------------------------------------------------------
                                                                   2,386,519       1,385
----------------------------------------------------------------------------------------
              FOOD SERVICE--1.5%
        250M  McDonalds Corporation, 6.625%, 2005                    252,161         146
----------------------------------------------------------------------------------------
              FOOD/BEVERAGE/TOBACCO--4.6%
        250M  Anheuser-Busch Cos., Inc., 7%, 2005                    257,910         150
         25M  Coca-Cola Enterprises, Inc., 7.875%, 2002               26,533          15
        300M  Hershey Foods Corp., 6.70%, 2005                       309,227         180
        200M  Philip Morris Cos., Inc., 7.125%, 2002                 205,847         120
----------------------------------------------------------------------------------------
                                                                     799,517         465
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              GAS TRANSMISSION--3.6%
$       300M  Columbia Gas System, Inc., 6.80%, 2005             $   306,321     $   178
        300M  Enron Corp., 7.125%, 2007                              310,987         181
----------------------------------------------------------------------------------------
                                                                     617,308         359
----------------------------------------------------------------------------------------
              HEALTHCARE--1.0%
        150M  Tenet Healthcare Corp., 10.125%, 2005                  163,500          95
----------------------------------------------------------------------------------------
              INSURANCE--1.5%
        250M  First Colony Corp., 6.625%, 2003                       254,476         148
----------------------------------------------------------------------------------------
              INVESTMENT/FINANCE COMPANIES--5.5%
        300M  Associates Corp. of North America, 7.875%, 2001        316,524         184
        300M  General Electric Capital Corp., 7.875%, 2006           332,317         193
        300M  General Motors Acceptance Corp., 7.125%, 1999          304,512         177
----------------------------------------------------------------------------------------
                                                                     953,353         554
----------------------------------------------------------------------------------------
              MEDIA (CABLE TV/BROADCASTING)--5.1%
        300M  Bell Cablemedia PLC, 0% - 11.95%, 2004                 285,750         166
        300M  New York Times Co., Inc., 7.625%, 2005                 322,788         187
        250M  News America Holdings, Inc., 8.50%, 2005               274,339         159
----------------------------------------------------------------------------------------
                                                                     882,877         512
----------------------------------------------------------------------------------------
              PAPER/FOREST PRODUCTS--1.6%
        250M  Temple Inland, Inc., 9%, 2001                          271,547         158
----------------------------------------------------------------------------------------
              RETAIL-FOOD/DRUG--1.8%
        300M  Kroger Co., 8.50%, 2003                                315,251         183
----------------------------------------------------------------------------------------
              RETAIL-GENERAL MERCHANDISE--3.8%
        300M  Federated Department Stores, Inc., 7.45%, 2017         315,589         183
        300M  Wal-Mart Stores, Inc., 8%, 2006                        336,986         196
----------------------------------------------------------------------------------------
                                                                     652,575         379
----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1997

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              TECHNOLOGY--3.2%
$       250M  International Business Machines Corp., 7%, 2025    $   259,263     $   151
        275M  Xerox Corp., 7.15%, 2004                               288,031         167
----------------------------------------------------------------------------------------
                                                                     547,294         318
----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS--7.8%
        350M  MCI Communication Corp., 7.50%, 2004                   368,977         214
        250M  New Jersey Bell Telephone Co., 7.375%, 2012            255,068         148
        300M  New York Telephone Co., 7.25%, 2024                    307,644         179
        200M  Pacific Bell Telephone Co., 7%, 2004                   207,563         121
        184M  WorldCom, Inc., 8.875%, 2006                           198,720         115
----------------------------------------------------------------------------------------
                                                                   1,337,972         777
----------------------------------------------------------------------------------------
              TRANSPORTATION--1.8%
        300M  Norfolk Southern Corp., 7.35%, 2007                    317,598         184
----------------------------------------------------------------------------------------
              TOTAL VALUE OF CORPORATE BONDS (cost $14,382,328)   14,783,095       8,585
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--10.8%
        250M  U.S. Treasury Bond, 6.625%, 2027                       271,406         158
      1,500M  U.S. Treasury Note, 6.625%, 2007                     1,588,595         922
----------------------------------------------------------------------------------------
              TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost
               $1,807,672)                                         1,860,001       1,080
----------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--1.2%
        150M  Ford Motor Credit Corp., 6.12%, 1/9/98                 149,796          87
         50M  Ford Motor Credit Corp., 5.59%, 1/30/98                 49,775          29
----------------------------------------------------------------------------------------
              TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
               $199,571)                                             199,571         116
----------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $16,389,571)             97.8%   16,842,667       9,781
OTHER ASSETS, LESS LIABILITIES                             2.2       376,850         219
----------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $17,219,517     $10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--56.1%
            Agency For International Development-Israel:
$     570M    2/15/2007                                        $   331,281     $   163
      119M    3/15/2007                                             68,817          34
    1,513M    8/15/2007                                            853,568         420
    1,000M    11/15/2007                                           555,361         274
      980M    2/15/2008                                            535,086         264
      493M  Federal Judiciary Office Building, 2/15/2007           281,939         139
            Federal National Mortgage Association:
      215M    2/1/2008                                             116,321          57
    1,030M    8/1/2008                                             539,346         266
            Government Trust Certificate-Israel Trust:
      181M    10/1/2007                                            101,391          50
    4,870M    11/15/2007                                         2,699,446       1,330
      766M  Government Trust Certificate-Turkey Trust,
              11/15/2007                                           424,594         209
      586M  International Bank for Reconstruction &
              Development, 8/15/2007                               325,504         160
    4,600M  Resolution Funding Corporation, 10/15/2007           2,581,120       1,271
            Tennessee Valley Authority:
    2,600M    11/1/2007                                          1,440,837         710
    1,000M    4/15/2008                                            537,496         265
--------------------------------------------------------------------------------------
            TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS (cost $10,638,045)                     11,392,107       5,612
--------------------------------------------------------------------------------------
            U.S. TREASURY ZERO COUPON OBLIGATIONS--43.5%
      200M  Treasury Investors Growth Receipts, 11/15/2007         111,927          55
   15,475M  U.S. Treasury Strips, 11/15/2007                     8,718,770       4,295
--------------------------------------------------------------------------------------
            TOTAL VALUE OF U.S. TREASURY ZERO COUPON
             OBLIGATIONS (cost $8,238,579)                       8,830,697       4,350
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $18,876,624)           99.6%   20,222,804       9,962
OTHER ASSETS, LESS LIABILITIES                            .4        76,912          38
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $20,299,716     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--46.4%
            Agency For International Development-Israel:
$     603M    8/15/2010                                        $  280,074     $   538
      495M    9/15/2010                                           228,808         439
      400M  Federal National Mortgage Association, 2/1/2011       177,949         342
      200M  Government Trust Certificate-Israel Trust,
              11/15/2010                                           91,278         175
      750M  Government Trust Certificate-Turkey Trust,
              11/15/2010                                          342,292         657
    1,600M  Resolution Funding Corporation, 1/15/2011             728,552       1,399
    1,250M  Tennessee Valley Authority, 11/1/2010                 568,394       1,091
-------------------------------------------------------------------------------------
            TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS (cost $2,115,061)                      2,417,347       4,641
-------------------------------------------------------------------------------------
            U.S. TREASURY ZERO COUPON OBLIGATIONS--52.4%
    5,850M  U.S. Treasury Strips, 11/15/2010 (cost
              $2,526,558)                                       2,730,564       5,242
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $4,641,619)            98.8%   5,147,911       9,883
OTHER ASSETS, LESS LIABILITIES                           1.2       60,749         117
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $5,208,660     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--96.0%
            CONSUMER CYCLICALS--1.4%
    8,500   Felcor Suite Hotels, Inc.                          $   301,750     $    89
   11,200   Innkeepers USA Trust                                   173,600          51
--------------------------------------------------------------------------------------
                                                                   475,350         140
--------------------------------------------------------------------------------------
            ELECTRIC POWER--45.5%
    9,000   *AES Corporation                                       419,625         123
   14,000   American Electric Power Company, Inc.                  722,750         213
   10,300   Baltimore Gas and Electric Company                     350,844         103
    9,400   Boston Edison Company                                  356,025         105
   12,400   Cinergy Corporation                                    475,075         140
    8,600   CIPSCO, Inc.                                           380,550         112
   13,200   CMS Energy Corporation                                 581,625         171
    9,400   Consolidated Edison, Inc.                              385,400         113
    6,700   Dominion Resources, Inc.                               285,169          84
   17,500   DPL, Inc.                                              503,125         148
   16,150   DQE, Inc.                                              567,269         167
    9,300   Duke Energy Corporation                                514,987         152
   11,700   Edison International                                   318,094          94
   13,000   Endesa SA (ADR)                                        236,437          70
   16,200   Florida Progress Corporation                           635,850         187
   16,200   FPL Group, Inc.                                        958,837         282
    3,100   General Electric Company                               227,462          67
   10,800   GPU, Inc.                                              454,950         134
    9,400   Houston Industries, Inc.                               250,862          74
   10,800   MDU Resources Group, Inc.                              341,550         101
   14,800   New Century Energies, Inc.                             709,475         209
   11,000   New York State Electric & Gas Corporation              390,500         115
   14,000   NIPSCO Industries, Inc.                                692,125         204
    5,400   Northern States Power Company                          314,550          93
   14,000   OGE Energy Corporation                                 765,625         225
    7,800   Oneok, Inc.                                            314,925          93
   18,900   PacifiCorp                                             516,206         152
    8,100   Pinnacle West Capital Corporation                      343,237         101
   11,000   SCANA Corporation                                      329,312          97
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ELECTRIC POWER (continued)
   10,100   Sierra Pacific Resources                           $   378,750     $   111
   27,000   Southern Company                                       698,625         206
    5,100   Texas Utilities Company                                211,969          62
    9,500   Union Electric Company                                 410,875         121
   11,100   UtiliCorp United, Inc.                                 430,819         127
--------------------------------------------------------------------------------------
                                                                15,473,479       4,556
--------------------------------------------------------------------------------------
            ENERGY--5.8%
    3,200   Ashland, Inc.                                          171,800          51
    3,500   Baker Hughes, Inc.                                     152,687          45
   10,500   *Calpine Corporation                                   156,187          46
    3,400   Diamond Offshore Drilling, Inc.                        163,625          48
    3,800   Dresser Industries, Inc.                               159,362          47
    3,400   Noble Affiliates, Inc.                                 119,850          35
    4,000   Schlumberger, Ltd.                                     322,000          95
    5,500   *Seagull Energy Corporation                            113,437          33
    3,800   Unocal Corporation                                     147,487          43
   16,200   Williams Companies, Inc.                               459,675         135
--------------------------------------------------------------------------------------
                                                                 1,966,110         578
--------------------------------------------------------------------------------------
            FINANCIAL--.9%
   18,100   Westfield America, Inc.                                307,700          91
--------------------------------------------------------------------------------------
            NATURAL GAS--18.6%
   10,000   Coastal Corporation                                    619,375         182
    5,400   Columbia Gas System, Inc.                              424,237         125
    7,300   Consolidated Natural Gas Company                       441,650         130
    5,700   El Paso Natural Gas Company                            379,050         112
    5,000   Enron Corporation                                      207,813          61
    7,800   KN Energy, Inc.                                        421,200         124
   10,800   MCN Energy Group, Inc.                                 436,050         128
    7,300   National Fuel Gas Company                              355,419         105
    8,100   New Jersey Resources Corporation                       324,506          96
    7,000   NICOR, Inc.                                            295,313          87
    8,100   Pacific Enterprises                                    304,763          90
    7,100   Piedmont Natural Gas Company, Inc.                     255,156          75
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            NATURAL GAS (continued)
    8,100   Questar Corporation                                $   361,463     $   106
    8,100   Sonat, Inc.                                            370,575         109
   10,900   Southwest Gas Corporation                              203,694          60
    7,300   TransCanada Pipelines, Ltd.                            163,338          48
    9,400   UGI Corporation                                        275,538          81
    8,200   Washington Gas Light Company                           253,688          75
    9,200   Westcoast Energy, Inc.                                 211,600          62
--------------------------------------------------------------------------------------
                                                                 6,304,428       1,856
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--9.9%
    4,000   *AirTouch Communications, Inc.                         166,250          49
   11,000   Century Telephone Enterprises, Inc.                    547,938         161
    8,300   Cincinnati Bell, Inc.                                  257,300          76
    3,000   *Intermedia Communications, Inc.                       182,250          54
   12,500   *LCI International, Inc.                               384,375         113
    4,100   Lucent Technologies, Inc.                              327,488          96
   11,000   SBC Communications, Inc.                               805,750         237
    8,000   *Teleport Communications Group, Inc. - Class "A"       439,000         129
    8,900   *WorldCom, Inc.                                        269,225          79
--------------------------------------------------------------------------------------
                                                                 3,379,576         994
--------------------------------------------------------------------------------------
            TELEPHONE/UTILITIES--13.9%
    8,100   Ameritech Corporation                                  652,050         192
   10,800   Bell Atlantic Corporation                              982,800         289
   14,300   BellSouth Corporation                                  805,269         237
    5,600   Cia de Telecomunicaciones de Chile SA (ADR)            167,300          49
   13,800   GTE Corporation                                        721,050         212
    4,900   Telefonica de Argentina SA (ADR)                       182,525          54
    4,000   Telefonica de Espana SA (ADR)                          364,250         107
    5,400   Telephone and Data Systems, Inc.                       251,438          74
   13,200   US West, Inc. Communications Group                     595,650         175
--------------------------------------------------------------------------------------
                                                                 4,722,332       1,389
--------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $25,418,774)     32,628,975       9,604
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--7.4%
$   1,300M  BP America, 5.95%, 1/22/98                         $ 1,295,488     $   381
    1,200M  Texaco, Inc., 5.88%, 1/6/98                          1,199,020         353
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $2,494,508)                                         2,494,508         734
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $27,913,282)          103.4%   35,123,483      10,338
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (3.4)   (1,146,919)       (338)
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $33,976,564     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

                 (This page has been left blank intentionally.)

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS LIFE SERIES FUND
December 31, 1997

-----------------------------------------------------------------------------------------------
                                                             CASH
                                          BLUE CHIP    MANAGEMENT       DISCOVERY    GOVERNMENT
-----------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...............    $112,454,391    $4,728,803    $ 85,559,185    $8,789,053
                                       ------------    ----------    ------------    ----------
                                       ------------    ----------    ------------    ----------
  At value (Note 1A)...............    $153,352,147    $4,728,803    $102,138,646    $8,933,703
Cash...............................         760,372        24,646         758,962       145,034
Receivables:
  Investment securities sold.......              --            --       1,117,060            --
  Interest and dividends...........         157,102        15,718          65,009        58,657
  Trust shares sold................         201,745             6          58,511         1,290
                                       ------------    ----------    ------------    ----------
Total Assets.......................     154,471,366     4,769,173     104,138,188     9,138,684
                                       ------------    ----------    ------------    ----------
LIABILITIES
Payables:
  Investment securities
    purchased......................         195,925            --       4,504,962            --
  Trust shares redeemed............          49,841         4,426          36,906        14,421
  Forward currency contracts (Note
    6).............................              --            --              --            --
Accrued advisory fee...............          94,896         2,368          60,930         4,530
Accrued expenses...................           4,833         2,489           5,461            --
                                       ------------    ----------    ------------    ----------
Total Liabilities..................         345,495         9,283       4,608,259        18,951
                                       ------------    ----------    ------------    ----------
NET ASSETS.........................    $154,125,871    $4,759,890    $ 99,529,929    $9,119,733
                                       ------------    ----------    ------------    ----------
                                       ------------    ----------    ------------    ----------
NET ASSETS CONSIST OF:
Capital paid in....................    $102,034,916    $4,759,890    $ 75,962,595    $9,005,372
Undistributed net investment
  income...........................       1,263,951            --         279,901       591,364
Accumulated net realized gain
  (loss) on investment transactions
  and foreign currency
  transactions.....................       9,929,248            --       6,707,972      (621,653)
Net unrealized appreciation of
  investments and foreign currency
  transactions.....................      40,897,756            --      16,579,461       144,650
                                       ------------    ----------    ------------    ----------
Total..............................    $154,125,871    $4,759,890    $ 99,529,929    $9,119,733
                                       ------------    ----------    ------------    ----------
                                       ------------    ----------    ------------    ----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).............       6,500,732     4,759,890       3,583,625       882,821
                                       ------------    ----------    ------------    ----------
                                       ------------    ----------    ------------    ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  (Net assets divided by shares
    outstanding)...................    $      23.71    $     1.00    $      27.77    $    10.33
                                             ------         -----          ------    ----------
                                             ------         -----          ------    ----------

                       See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TARGET      TARGET
                                                                INTERNATIONAL   INVESTMENT     MATURITY    MATURITY    UTILITIES
                                           GROWTH   HIGH YIELD     SECURITIES        GRADE         2007        2010       INCOME
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...............  $ 91,344,628  $55,219,147  $  66,523,484  $16,389,571  $18,876,624  $4,641,619  $27,913,282
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
  At value (Note 1A)...............  $127,139,330  $58,521,999  $  74,915,817  $16,842,667  $20,222,804  $5,147,911  $35,123,483
Cash...............................        82,648       82,461         37,468      120,659       36,650      62,955      195,473
Receivables:
  Investment securities sold.......       279,115           --        378,592        9,682           --          --           --
  Interest and dividends...........       125,995    1,057,260        157,507      259,624           --          --       71,814
  Trust shares sold................        91,965       24,857          4,789       11,808       57,774         288       54,973
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
Total Assets.......................   127,719,053   59,686,577     75,494,173   17,244,440   20,317,228   5,211,154   35,445,743
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
LIABILITIES
Payables:
  Investment securities
    purchased......................        17,550           --        823,756           --           --          --    1,446,318
  Trust shares redeemed............        32,086       18,927         34,923       16,177        7,400          --        4,136
  Forward currency contracts (Note
    6).............................            --           --          4,650           --           --          --           --
Accrued advisory fee...............        78,530       36,945         47,044        8,570        9,995       2,487       16,262
Accrued expenses...................         6,337       11,910        121,112          176          117           7        2,463
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
Total Liabilities..................       134,503       67,782      1,031,485       24,923       17,512       2,494    1,469,179
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
NET ASSETS.........................  $127,584,550  $59,618,795  $  74,462,688  $17,219,517  $20,299,716  $5,208,660  $33,976,564
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
NET ASSETS CONSIST OF:
Capital paid in....................  $ 86,207,308  $52,018,370  $  61,599,985  $15,697,069  $18,072,845  $4,489,512  $24,613,648
Undistributed net investment
  income...........................       650,933    4,821,761        701,594    1,073,268      996,524     209,070      847,130
Accumulated net realized gain
  (loss) on investment transactions
  and foreign currency
  transactions.....................     4,931,607     (524,188)     3,770,558       (3,916)    (115,833)      3,786    1,305,585
Net unrealized appreciation of
  investments and foreign currency
  transactions.....................    35,794,702    3,302,852      8,390,551      453,096    1,346,180     506,292    7,210,201
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
Total..............................  $127,584,550  $59,618,795  $  74,462,688  $17,219,517  $20,299,716  $5,208,660  $33,976,564
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).............     4,363,365    4,845,432      4,402,412    1,475,666    1,606,942     410,211    2,271,954
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
                                     ------------  -----------  -------------  -----------  -----------  ----------  -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  (Net assets divided by shares
    outstanding)...................  $      29.24  $     12.30  $       16.91  $     11.67  $     12.63  $    12.70  $     14.95
                                           ------  -----------         ------  -----------  -----------  ----------  -----------
                                           ------  -----------         ------  -----------  -----------  ----------  -----------

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------
                                                            CASH
                                         BLUE CHIP    MANAGEMENT      DISCOVERY    GOVERNMENT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.........................    $   553,389    $  257,194    $   535,512    $  681,537
  Dividends........................      1,752,615            --        440,446            --
  Consent fees.....................             --            --             --            --
                                       -----------    ----------    -----------    ----------
Total income.......................      2,306,004       257,194        975,958       681,537
                                       -----------    ----------    -----------    ----------
Expenses (Notes 1 and 5):
  Advisory fee.....................        965,995        34,230        640,895        67,703
  Reports and notices to
    shareholders...................         22,361           642         11,847         1,318
  Professional fees................         20,340         5,137         15,316         5,767
  Custodian fees...................         18,216         6,981         21,190         4,862
  Other expenses...................         20,508         1,371         14,356         3,413
                                       -----------    ----------    -----------    ----------
Total expenses.....................      1,047,420        48,361        703,604        83,063
Less: Expenses waived or assumed...             --       (17,432)            --       (25,641)
     Custodian fees paid
       indirectly..................        (18,216)         (382)       (21,190)       (3,309)
                                       -----------    ----------    -----------    ----------
Expenses - net.....................      1,029,204        30,547        682,414        54,113
                                       -----------    ----------    -----------    ----------
Net investment income..............      1,276,800       226,647        293,544       627,424
                                       -----------    ----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (Note 3):
Net realized gain (loss) on
  investments and foreign currency
  transactions.....................      9,946,550            --      6,771,658        29,320
Net unrealized appreciation of
  investments and foreign currency
  transactions.....................     17,961,543            --      5,866,659        87,654
                                       -----------    ----------    -----------    ----------
Net gain from investments and
  foreign currencies...............     27,908,093            --     12,638,317       116,974
                                       -----------    ----------    -----------    ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........    $29,184,893    $  226,647    $12,931,861    $  744,398
                                       -----------    ----------    -----------    ----------
                                       -----------    ----------    -----------    ----------

(a) Net of $71,063 foreign taxes withheld
(b) Includes net realized loss of $5,496 on foreign currency transactions
(c) Includes $2,001 of net unrealized depreciation on translation of assets in foreign currencies.
+ See Note 1H

                       See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                                             TARGET      TARGET
                                                              INTERNATIONAL  INVESTMENT    MATURITY    MATURITY    UTILITIES
                                          GROWTH  HIGH YIELD     SECURITIES       GRADE        2007        2010       INCOME
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.........................  $   219,622  $4,907,142  $     214,791  $1,173,303  $1,102,114  $  231,425  $    54,371
  Dividends........................    1,285,782     248,831+     1,348,180(a)         --         --         --      968,592
  Consent fees.....................           --     119,525             --       1,834          --          --           --
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Total income.......................    1,505,404   5,275,498      1,562,971   1,175,137   1,102,114     231,425    1,022,963
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Expenses (Notes 1 and 5):
  Advisory fee.....................      777,312     407,953        512,589     123,368     126,985      26,781      203,740
  Reports and notices to
    shareholders...................       13,865       7,672         10,622       2,389       2,367         471        3,761
  Professional fees................       15,756      14,803         15,322       7,746       4,534       2,115        5,408
  Custodian fees...................       24,726      11,370        217,882       4,704       2,349         620        7,310
  Other expenses...................       14,931      11,586         17,412       4,173       3,291       1,022       10,812
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Total expenses.....................      846,590     453,384        773,827     142,380     139,526      31,009      231,031
Less: Expenses waived or assumed...           --          --             --     (40,558)    (35,652)     (8,973)     (48,667)
     Custodian fees paid
       indirectly..................       (3,716)     (6,067)            --      (3,129)     (2,303)       (611)      (7,152)
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Expenses - net.....................      842,874     447,317        773,827      98,693     101,571      21,425      175,212
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Net investment income..............      662,530   4,828,181        789,144   1,076,444   1,000,543     210,000      847,751
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS (Note 3):
Net realized gain (loss) on
  investments and foreign currency
  transactions.....................    4,950,237   1,155,537      3,702,768(b)     60,576     (4,036)      3,786   1,309,881
Net unrealized appreciation of
  investments and foreign currency
  transactions.....................   20,037,061     488,433        832,056(c)    417,171  1,286,771    414,843    4,449,509
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
Net gain from investments and
  foreign currencies...............   24,987,298   1,643,970      4,534,824     477,747   1,282,735     418,629    5,759,390
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........  $25,649,828  $6,472,151  $   5,323,968  $1,554,191  $2,283,278  $  628,629  $ 6,607,141
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------
                                     -----------  ----------  -------------  ----------  ----------  ----------  -----------

(a) Net of $71,063 foreign taxes withheld
(b) Includes net realized loss of $5,496 on foreign currency transactions
(c) Includes $2,001 of net unrealized depreciation on translation of assets in foreign currencies.
+ See Note 1H

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS LIFE SERIES FUND

-------------------------------------------------------------------------------------------------

                                                BLUE CHIP                   CASH MANAGEMENT
                                       ----------------------------    --------------------------
YEAR ENDED DECEMBER 31                         1997            1996           1997           1996
-----------------------------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
  Net investment income............    $  1,276,800    $  1,134,680    $   226,647    $   191,090
  Net realized gain (loss) on
    investments....................       9,946,550       4,724,627             --             --
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................      17,961,543      10,323,427             --             --
                                       ------------    ------------    -----------    -----------
    Net increase in net assets
      resulting from operations....      29,184,893      16,182,734        226,647        191,090
                                       ------------    ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............      (1,146,250)     (1,020,182)      (226,647)      (191,090)
  Net realized gain................      (4,741,304)     (1,953,044)            --             --
                                       ------------    ------------    -----------    -----------
    Total distributions............      (5,887,554)     (2,973,226)      (226,647)      (191,090)
                                       ------------    ------------    -----------    -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold........      26,984,341      19,440,336      3,084,309      3,660,848
  Value of distributions
    reinvested.....................       5,887,554       2,973,226        226,647        191,090
  Cost of shares redeemed..........      (2,121,391)     (2,444,786)    (2,847,598)    (3,716,970)
                                       ------------    ------------    -----------    -----------
  Net increase (decrease) from
    trust share transactions.......      30,750,504      19,968,776        463,358        134,968
                                       ------------    ------------    -----------    -----------
    Net increase (decrease) in net
      assets.......................      54,047,843      33,178,284        463,358        134,968
NET ASSETS
  Beginning of year................     100,078,028      66,899,744      4,296,532      4,161,564
                                       ------------    ------------    -----------    -----------
  End of year+.....................    $154,125,871    $100,078,028    $ 4,759,890    $ 4,296,532
                                       ------------    ------------    -----------    -----------
                                       ------------    ------------    -----------    -----------
+Includes undistributed net
 investment income of..............    $  1,263,951    $  1,133,401             --             --
                                       ------------    ------------    -----------    -----------
                                       ------------    ------------    -----------    -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................       1,238,452       1,083,789      3,084,309      3,660,848
  Issued for dividends
    reinvested.....................         294,820         175,515        226,647        191,090
  Redeemed.........................         (94,839)       (137,254)    (2,847,598)    (3,716,970)
                                       ------------    ------------    -----------    -----------
  Net increase (decrease) in trust
    shares oustanding..............       1,438,433       1,122,050        463,358        134,968
                                       ------------    ------------    -----------    -----------
                                       ------------    ------------    -----------    -----------

-----------------------------------------------------------------------------------------------------------------------

                                             DISCOVERY                  GOVERNMENT                     GROWTH
                                     -------------------------   -------------------------   --------------------------
                                            1997          1996          1997          1996           1997          1996
-----------------------------------  -----------   -----------   -----------   -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income............  $   293,544   $   379,609   $   627,424   $   618,623   $    662,530   $   584,948
  Net realized gain (loss) on
    investments....................    6,771,658     3,299,510        29,320      (251,224)     4,950,237     6,150,722
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................    5,866,659     3,592,400        87,654       (44,522)    20,037,061     7,441,191
                                     -----------   -----------   -----------   -----------   ------------   -----------
    Net increase in net assets
      resulting from operations....   12,931,861     7,271,519       744,398       322,877     25,649,828    14,176,861
                                     -----------   -----------   -----------   -----------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............     (392,698)     (254,154)     (596,590)     (593,694)      (596,375)     (459,017)
  Net realized gain................   (3,359,761)   (2,006,247)           --            --     (6,162,537)   (1,505,267)
                                     -----------   -----------   -----------   -----------   ------------   -----------
    Total distributions............   (3,752,459)   (2,260,401)     (596,590)     (593,694)    (6,758,912)   (1,964,284)
                                     -----------   -----------   -----------   -----------   ------------   -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold........   17,633,092    14,650,798       933,756     1,075,016     24,410,876    14,976,944
  Value of distributions
    reinvested.....................    3,752,459     2,260,401       596,590       593,694      6,758,912     1,964,284
  Cost of shares redeemed..........   (1,934,034)   (1,923,260)   (1,582,844)   (1,873,657)    (1,282,464)   (1,518,718)
                                     -----------   -----------   -----------   -----------   ------------   -----------
  Net increase (decrease) from
    trust share transactions.......   19,451,517    14,987,939       (52,498)     (204,947)    29,887,324    15,422,510
                                     -----------   -----------   -----------   -----------   ------------   -----------
    Net increase (decrease) in net
      assets.......................   28,630,919    19,999,057        95,310      (475,764)    48,778,240    27,635,087
NET ASSETS
  Beginning of year................   70,899,010    50,899,953     9,024,423     9,500,187     78,806,310    51,171,223
                                     -----------   -----------   -----------   -----------   ------------   -----------
  End of year+.....................  $99,529,929   $70,899,010   $ 9,119,733   $ 9,024,423   $127,584,550   $78,806,310
                                     -----------   -----------   -----------   -----------   ------------   -----------
                                     -----------   -----------   -----------   -----------   ------------   -----------
+Includes undistributed net
  investment income of.............  $   279,901   $   379,055   $   591,364   $   595,393   $    650,933   $   584,778
                                     -----------   -----------   -----------   -----------   ------------   -----------
                                     -----------   -----------   -----------   -----------   ------------   -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................      670,839       623,364        93,360       108,024        917,303       683,046
  Issued for dividends
    reinvested.....................      158,198       100,062        62,210        60,767        284,586        95,585
  Redeemed.........................      (74,661)      (81,422)     (158,149)     (186,705)       (47,245)      (69,590)
                                     -----------   -----------   -----------   -----------   ------------   -----------
  Net increase (decrease) in trust
    shares oustanding..............      754,376       642,004        (2,579)      (17,914)     1,154,644       709,041
                                     -----------   -----------   -----------   -----------   ------------   -----------
                                     -----------   -----------   -----------   -----------   ------------   -----------


                                            HIGH YIELD
                                     -------------------------
                                            1997          1996
-----------------------------------  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income............  $ 4,828,181   $ 4,255,464
  Net realized gain (loss) on
    investments....................    1,155,537      (443,404)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................      488,433     1,579,035
                                     -----------   -----------
    Net increase in net assets
      resulting from operations....    6,472,151     5,391,095
                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............   (4,259,486)   (3,666,317)
  Net realized gain................           --            --
                                     -----------   -----------
    Total distributions............   (4,259,486)   (3,666,317)
                                     -----------   -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold........    7,042,988     5,773,021
  Value of distributions
    reinvested.....................    4,259,486     3,666,317
  Cost of shares redeemed..........   (3,369,888)   (3,584,533)
                                     -----------   -----------
  Net increase (decrease) from
    trust share transactions.......    7,932,586     5,854,805
                                     -----------   -----------
    Net increase (decrease) in net
      assets.......................   10,145,251     7,579,583
NET ASSETS
  Beginning of year................   49,473,544    41,893,961
                                     -----------   -----------
  End of year+.....................  $59,618,795   $49,473,544
                                     -----------   -----------
                                     -----------   -----------
+Includes undistributed net
  investment income of.............  $ 4,821,761   $ 4,253,066
                                     -----------   -----------
                                     -----------   -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................      606,213       508,596
  Issued for dividends
    reinvested.....................      381,333       334,213
  Redeemed.........................     (287,780)     (317,951)
                                     -----------   -----------
  Net increase (decrease) in trust
    shares oustanding..............      699,766       524,858
                                     -----------   -----------
                                     -----------   -----------

FIRST INVESTORS LIFE SERIES FUND

-----------------------------------------------------------------------------------------------
                                             INTERNATIONAL
                                               SECURITIES                 INVESTMENT GRADE
                                       --------------------------    --------------------------
YEAR ENDED DECEMBER 31                        1997           1996           1997           1996
-----------------------------------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income............    $   789,144    $   606,472    $ 1,076,444    $ 1,037,959
  Net realized gain (loss) on
    investments....................      3,702,768      5,267,040         60,576         18,857
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................        832,056      1,100,316        417,171       (623,436)
                                       -----------    -----------    -----------    -----------
    Net increase (decrease) in net
      assets resulting from
      operations...................      5,323,968      6,973,828      1,554,191        433,380
                                       -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............       (671,803)      (497,039)    (1,040,936)      (936,444)
  Net realized gain................     (5,219,395)    (1,333,455)            --             --
                                       -----------    -----------    -----------    -----------
    Total distributions............     (5,891,198)    (1,830,494)    (1,040,936)      (936,444)
                                       -----------    -----------    -----------    -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold........     13,088,361     11,599,460      1,562,904      2,104,757
  Value of distributions
    reinvested.....................      5,891,198      1,830,494      1,040,936        936,444
  Cost of shares redeemed..........     (1,904,255)    (1,630,236)    (2,287,154)    (2,410,432)
                                       -----------    -----------    -----------    -----------
  Net increase from trust share
    transactions...................     17,075,304     11,799,718        316,686        630,769
                                       -----------    -----------    -----------    -----------
    Net increase in net assets.....     16,508,074     16,943,052        829,941        127,705
NET ASSETS
  Beginning of year................     57,954,614     41,011,562     16,389,576     16,261,871
                                       -----------    -----------    -----------    -----------
  End of year+.....................    $74,462,688    $57,954,614    $17,219,517    $16,389,576
                                       -----------    -----------    -----------    -----------
                                       -----------    -----------    -----------    -----------
+Includes undistributed net
  investment income of.............    $   701,594    $   611,224    $ 1,073,268    $ 1,037,760
                                       -----------    -----------    -----------    -----------
                                       -----------    -----------    -----------    -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................        767,110        722,385        140,313        189,792
  Issued for dividends
    reinvested.....................        375,475        118,709         97,649         85,991
  Redeemed.........................       (111,951)      (101,516)      (205,347)      (218,491)
                                       -----------    -----------    -----------    -----------
  Net increase in trust shares
    oustanding.....................      1,030,634        739,578         32,615         57,292
                                       -----------    -----------    -----------    -----------
                                       -----------    -----------    -----------    -----------

* For the period 4/30/96 (commencement of operations) to 12/31/96
** See Note 7

                       See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                                                       TARGET
                                              TARGET                MATURITY 2010              UTILITIES
                                          MATURITY 2007        -----------------------           INCOME
                                     ------------------------                     1996  ------------------------
                                            1997         1996        1997            *         1997         1996
-----------------------------------  -----------  -----------  ----------   ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income............  $ 1,000,543  $   741,356  $  210,000   $   50,304  $   847,751  $   693,324
  Net realized gain (loss) on
    investments....................       (4,036)    (111,154)      3,786           --    1,309,881      634,751
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................    1,286,771     (665,288)    414,843       91,449    4,449,509      694,844
                                     -----------  -----------  ----------   ----------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations...................    2,283,278      (35,086)    628,629      141,753    6,607,141    2,022,919
                                     -----------  -----------  ----------   ----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............     (745,063)    (209,644)    (51,234)          --     (692,647)    (382,098)
  Net realized gain................           --      (42,790)         --           --     (517,046)          --
                                     -----------  -----------  ----------   ----------  -----------  -----------
    Total distributions............     (745,063)    (252,434)    (51,234)          --   (1,209,693)    (382,098)
                                     -----------  -----------  ----------   ----------  -----------  -----------
TRUST SHARE TRANSACTIONS (a)
  Proceeds from shares sold........    4,604,910    5,404,919   3,021,064    1,653,022    4,789,797    8,211,785
  Value of distributions
    reinvested.....................      745,063      252,434      51,234           --    1,209,693      382,098
  Cost of shares redeemed..........   (1,235,132)    (582,920)   (635,808)          --   (1,528,352)    (825,061)
                                     -----------  -----------  ----------   ----------  -----------  -----------
  Net increase from trust share
    transactions...................    4,114,841    5,074,433   2,436,490    1,653,022    4,471,138    7,768,822
                                     -----------  -----------  ----------   ----------  -----------  -----------
    Net increase in net assets.....    5,653,056    4,786,913   3,013,885    1,794,775    9,868,586    9,409,643
NET ASSETS
  Beginning of year................   14,646,660    9,859,747   2,194,775      400,000**  24,107,978  14,698,335
                                     -----------  -----------  ----------   ----------  -----------  -----------
  End of year+.....................  $20,299,716  $14,646,660  $5,208,660   $2,194,775  $33,976,564  $24,107,978
                                     -----------  -----------  ----------   ----------  -----------  -----------
                                     -----------  -----------  ----------   ----------  -----------  -----------
+Includes undistributed net
  investment income of.............  $   996,524  $   741,044  $  209,070   $   50,304  $   847,130  $   692,026
                                     -----------  -----------  ----------   ----------  -----------  -----------
                                     -----------  -----------  ----------   ----------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
  Sold.............................      395,345      477,864     266,975      156,734      374,184      701,601
  Issued for dividends
    reinvested.....................       67,549       22,399       4,766           --      100,724       33,459
  Redeemed.........................     (106,979)     (53,374)    (58,264)          --     (120,432)     (69,947)
                                     -----------  -----------  ----------   ----------  -----------  -----------
  Net increase in trust shares
    oustanding.....................      355,915      446,889     213,477      156,734      354,476      665,113
                                     -----------  -----------  ----------   ----------  -----------  -----------
                                     -----------  -----------  ----------   ----------  -----------  -----------

* For the period 4/30/96 (commencement of operations) to 12/31/96
** See Note 7

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS LIFE SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010, and Utilities Income Funds and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income.

GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with the security and liquidity of principal.

GROWTH FUND seeks long-term capital appreciation.

HIGH YIELD FUND seeks to earn a high level of current income and secondarily to seek capital appreciation.

INTERNATIONAL SECURITIES FUND seeks long-term capital growth and secondarily to earn a reasonable level of current income.

INVESTMENT GRADE FUND seeks a maximum level of income consistent with investment in investment grade debt securities.

TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

UTILITIES INCOME FUND primarily seeks high current income. Long-term capital appreciation is a secondary objective.

A. Security Valuation--A security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the closing bid and asked prices. For the High Yield and Investment Grade Funds, each security traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. The Government, High Yield, International Securities, Investment Grade, Target Maturity 2007 and Target Maturity 2010 Funds use prices provided by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in the manner specifically authorized by the Trustees of the Fund.

The investments in the Cash Management Fund are valued using the amortized cost method, which excludes unrealized gains or losses from the computation of portfolio value. This is accomplished by valuing a security at cost plus amortization of discount or accretion of premium.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each fund from all, or substantially all, federal income taxes. At December 31, 1997, capital loss carryovers were as follows:

                                                        Year Capital Loss
                                                        Carryovers Expire
                                                   ---------------------------
Fund                                        Total      2002     2003      2004
---------------------------------------  --------  --------  -------  --------
Government.............................  $621,653  $393,633  $    --  $228,020
High Yield.............................   524,188        --   80,783   443,405
Investment Grade.......................     3,916        --    3,916        --
Target Maturity 2007...................    88,227        --       --    88,227

C. Foreign Currency Translations--For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) on foreign currency transactions includes gains and losses from the sales of foreign currency, forward currency contracts, and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized gains are declared and paid annually on all funds except for the Cash Management Fund which declares daily and pays monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS LIFE SERIES FUND

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities and the amortized cost basis for short-term securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1997, the High Yield Fund recognized $106,800 of dividend income from these taxable "payment-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $66,075 against custodian charges based on the uninvested cash balances of the Fund.

2. TRUST SHARES--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. SECURITY TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies, short-term corporate notes and repurchase agreements were as follows:

                                                                        Long-Term U.S.
                                                                          Government
                                                Securities               Obligations
                                         ------------------------  ------------------------
                                             Cost of     Proceeds      Cost of     Proceeds
Fund                                       Purchases   from Sales    Purchases   from Sales
---------------------------------------  -----------  -----------  -----------  -----------
Blue Chip..............................  $96,503,695  $73,158,602  $        --  $        --
Discovery..............................   70,921,506   62,244,993           --           --
Government.............................           --           --   12,303,167   11,742,991
Growth.................................   45,728,630   26,334,190           --           --
High Yield.............................   29,271,130   20,218,069           --           --
International Securities...............   54,276,815   44,472,994           --           --
Investment Grade.......................    4,345,981    3,911,683    2,762,984    2,511,703
Target Maturity 2007...................           --           --    3,669,024      102,123
Target Maturity 2010...................           --           --    2,859,487      436,159
Utilities Income.......................   19,858,246   16,238,677           --           --

At December 31, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                                Gross         Gross
                                                           Unrealized    Unrealized  Net Unrealized
Fund                                     Aggregate Cost  Appreciation  Depreciation    Appreciation
---------------------------------------  --------------  ------------  ------------  --------------
Blue Chip..............................  $  112,458,655  $ 41,501,827  $    608,335  $   40,893,492
Cash Management........................       4,728,803            --            --              --
Discovery..............................      85,567,203    20,101,439     3,529,996      16,571,443
Government.............................       8,789,053       147,737         3,087         144,650
Growth.................................      91,355,800    37,337,448     1,553,918      35,783,530
High Yield.............................      55,219,147     3,599,003       296,151       3,302,852
International Securities...............      66,523,484    13,061,475     4,669,142       8,392,333
Investment Grade.......................      16,389,571       521,956        68,860         453,096
Target Maturity 2007...................      18,904,231     1,318,573            --       1,318,573
Target Maturity 2010...................       4,641,619       506,292            --         506,292
Utilities Income.......................      27,932,165     7,314,068       122,750       7,191,318

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1997, the High Yield Fund and Investment Grade Fund held eighteen and one 144A securities, respectively, with aggregate values of $11,589,258 and $306,375, respectively. The securities represent 19.4% and 1.8%, respectively, of the Funds' net assets and are valued as set forth in Note 1A.

5. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or First Investors Corporation. Effective January 1, 1998, independent trustees will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 1997, total advisory fees were $3,887,551 of which $116,562 was waived by the investment adviser. In addition, $60,361 of expenses were assumed by FIMCO.

Wellington Management company serves as investment subadviser to the Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Funds.

6. FORWARD CURRENCY CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS LIFE SERIES FUND

purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The International Securities Fund had the following forward currency contracts outstanding at December 31, 1997:

                                                                                              Unrealized
Contracts to Buy Foreign Currency                         In Exchange for   Settlement Date   Gain (Loss)
--------------------------------------------------------  ---------------  -----------------  -----------
167,990                              Australian Dollar     U.S. $109,457          1/2/98      U.S.  $(812)
196,325                              Deutsche Mark               109,188          1/2/98           (1,518)
11,146,557                           Spanish Peseta               73,121          1/2/98           (1,144)
27,206                               British Pounds               44,765          1/2/98             (612)
36,938                               Australian Dollar            24,068          1/5/98             (256)
2,152,587                            Japanese Yen                 16,553          1/5/98                9
208,209                              Deutsche Mark               115,797          1/6/98             (611)
1,249,853                            Japanese Yen                  9,611          1/6/98              (42)
13,141,999                           Japanese Yen                101,062          1/7/98              (30)
                                                          ---------------                     -----------
                                                                $603,622                          $(5,016)
                                                          ---------------                     -----------

                                                                                              Unrealized
Contracts to Sell Foreign Currency                        In Exchange for   Settlement Date   Gain (Loss)
--------------------------------------------------------  ---------------  -----------------  -----------
28,608                               Malaysian Ringit      U.S.   $7,350          1/2/98       U.S.   $96
15,196                               Hong Kong Dollar              1,961          1/2/98               --
29,271                               Malaysian Ringit              7,520          1/5/98               (7)
26,587                               Singapore Dollar             15,779          1/5/98              141
91,294                               Hong Kong Dollar             11,782          1/6/98               --
26,665                               Singapore Dollar             15,826          1/6/98               61
26,273                               New Zealand Dollar           15,255          1/6/98               25
18,903                               Australian Dollar            12,316          1/6/98               55
26,291                               Malaysian Ringit              6,754          1/6/98              (10)
42,257                               Singapore Dollar             25,079          1/7/98               (2)
35,328                               Australian Dollar            23,019          1/7/98               19
55,907                               Malaysian Ringit             14,363          1/7/98                9
138,618                              Hong Kong Dollar             17,890          1/7/98               (3)
25,134                               New Zealand Dollar           14,594          1/7/98               29
25,400                               New Zealand Dollar           14,749          1/8/98              (47)
                                                          ---------------                     -----------
                                                                $204,237                             $366
                                                          ---------------                     -----------
Unrealized Loss on Forward Currency Contracts                                                     $(4,650)
                                                                                              -----------
                                                                                              -----------

7. COMMENCEMENT OF OPERATIONS--Target Maturity 2010 Fund commenced operations in April 1996 following the sale of 40,000 shares of beneficial interest to First Investors Life Insurance Company for $400,000.

8. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------
                                                            P E R S H A R E D A T A
                           -----------------------------------------------------------------------------------------

                                         INCOME FROM INVESTMENT OPERATIONS
                                      ---------------------------------------
                                                    NET REALIZED                 LESS DISTRIBUTIONS
                           NET ASSET                         AND                        FROM
                               VALUE                  UNREALIZED               ----------------------
                           ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                           BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                           OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME      GAINS  DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
BLUE CHIP
1993.....................  $   13.24  $        .15  $        .97  $      1.12  $       .15  $      --  $         .15
1994.....................      14.21           .18          (.39)        (.21)         .08        .17            .25
1995.....................      13.75           .26          4.11         4.37          .19        .95           1.14
1996.....................      16.98           .22          3.31         3.53          .25        .49            .74
1997.....................      19.77           .19          4.88         5.07          .22        .91           1.13
--------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1993.....................  $    1.00  $       .027  $         --  $      .027  $      .027  $      --  $        .027
1994.....................       1.00          .037            --         .037         .037         --           .037
1995.....................       1.00          .054            --         .054         .054         --           .054
1996.....................       1.00          .049            --         .049         .049         --           .049
1997.....................       1.00          .050            --         .050         .050         --           .050
--------------------------------------------------------------------------------------------------------------------
DISCOVERY
1993.....................  $   18.35  $         --  $       3.92  $      3.92  $        --  $     .91  $         .91
1994.....................      21.36           .06          (.62)        (.56)          --        .94            .94
1995.....................      19.86           .11          4.62         4.73          .06       1.26           1.32
1996.....................      23.27           .13          2.66         2.79          .11        .89           1.00
1997.....................      25.06           .08          3.93         4.01          .14       1.16           1.30
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1993.....................  $   10.65  $        .64  $        .02  $       .66  $       .70  $     .19  $         .89
1994.....................      10.42           .79         (1.21)        (.42)         .25        .05            .30
1995.....................       9.70           .66           .78         1.44          .62         --            .62
1996.....................      10.52           .68          (.33)         .35          .68         --            .68
1997.....................      10.19           .72           .11          .83          .69         --            .69
--------------------------------------------------------------------------------------------------------------------

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                             R A T I O S / S U P P L E M E N T A L D A T A
                                      -------------------------------------------------------------------------------------------
                           ---------
                                                                                     RATIO TO AVERAGE NET
                                                             RATIO TO AVERAGE NET       ASSETS BEFORE
                                                                                      EXPENSES WAIVED OR
                                                                    ASSETS+                ASSUMED
                           NET ASSET             NET ASSETS  ---------------------  ----------------------
                               VALUE     TOTAL       END OF                    NET                     NET  PORTFOLIO     AVERAGE
                           ---------    RETURN       PERIOD             INVESTMENT              INVESTMENT   TURNOVER  COMMISSION
                                 END        ++          (IN  EXPENSES       INCOME   EXPENSES       INCOME       RATE        RATE
                           OF PERIOD       (%)   THOUSANDS)       (%)          (%)        (%)          (%)        (%)         +++
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP
1993.....................  $   14.21      8.51  $    34,030       .88         1.27        N/A          N/A         37  $       --
1994.....................      13.75     (1.45)      41,424       .88         1.49        N/A          N/A         82          --
1995.....................      16.98     34.00       66,900       .86         1.91        N/A          N/A         26          --
1996.....................      19.77     21.52      100,078       .84         1.39        N/A          N/A         45       .0692
1997.....................      23.71     26.72      154,126       .81          .99        N/A          N/A         63       .0649
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1993.....................  $    1.00      2.70  $     4,243       .60         2.67       1.05         2.22        N/A  $       --
1994.....................       1.00      3.77        3,929       .60         3.69       1.04         3.25        N/A          --
1995.....................       1.00      5.51        4,162       .60         5.36       1.10         4.87        N/A          --
1996.....................       1.00      5.00        4,297       .60         4.89       1.11         4.38        N/A          --
1997.....................       1.00      5.08        4,760       .70         4.97       1.06         4.61        N/A          --
---------------------------------------------------------------------------------------------------------------------------------
DISCOVERY
1993.....................  $   21.36     22.20  $    21,221       .87         (.03)       N/A          N/A         69  $       --
1994.....................      19.86     (2.53)      30,244       .88          .36        N/A          N/A         53          --
1995.....................      23.27     25.23       50,900       .87          .63        N/A          N/A         78          --
1996.....................      25.06     12.48       70,899       .85          .63        N/A          N/A         98       .0689
1997.....................      27.77     16.84       99,530       .82          .34        N/A          N/A         85       .0648
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1993.....................  $   10.42      6.35  $     8,234       .35         6.60        .84         6.11        525  $       --
1994.....................       9.70     (4.10)       7,878       .35         6.74        .90         6.19        457          --
1995.....................      10.52     15.63        9,500       .40         6.79        .93         6.26        198          --
1996.....................      10.19      3.59        9,024       .60         6.75        .94         6.41        199          --
1997.....................      10.33      8.61        9,120       .60         6.95        .92         6.63        134          --
---------------------------------------------------------------------------------------------------------------------------------

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------------------------
                                                                P E R S H A R E D A T A
                           -------------------------------------------------------------------------------------------------

                                            INCOME FROM INVESTMENT OPERATIONS
                                         ----------------------------------------
                                                       NET REALIZED
                              NET ASSET                         AND                 LESS DISTRIBUTIONS FROM
                                  VALUE                  UNREALIZED                --------------------------
                           ------------           NET   GAIN (LOSS)    TOTAL FROM           NET           NET
                              BEGINNING    INVESTMENT            ON    INVESTMENT    INVESTMENT      REALIZED          TOTAL
                              OF PERIOD        INCOME   INVESTMENTS    OPERATIONS        INCOME         GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
GROWTH
1993.....................  $      16.64  $        .07  $        .93  $       1.00  $        .09  $        .10  $         .19
1994.....................         17.45           .09          (.60)         (.51)           --           .21            .21
1995.....................         16.73           .18          3.94          4.12           .09           .29            .38
1996.....................         20.47           .18          4.68          4.86           .18           .59            .77
1997.....................         24.56           .15          6.57          6.72           .18          1.86           2.04
----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
1993.....................  $      10.44  $        .96  $        .88  $       1.84  $       1.12  $         --  $        1.12
1994.....................         11.16           .87         (1.14)         (.27)          .31            --            .31
1995.....................         10.58          1.00           .95          1.95           .96            --            .96
1996.....................         11.57          1.02           .35          1.37          1.01            --           1.01
1997.....................         11.93           .98           .41          1.39          1.02            --           1.02
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1993.....................  $      11.37  $        .10  $       2.41  $       2.51  $        .14  $         --  $         .14
1994.....................         13.74           .14          (.32)         (.18)          .05            --            .05
1995.....................         13.51           .19          2.25          2.44           .12           .25            .37
1996.....................         15.58           .18          2.12          2.30           .19           .50            .69
1997.....................         17.19           .18          1.26          1.44           .20          1.52           1.72
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1993.....................  $      10.53  $        .65  $        .49  $       1.14  $        .71  $        .01  $         .72
1994.....................         10.95           .67         (1.06)         (.39)          .16           .09            .25
1995.....................         10.31           .67          1.28          1.95           .53            --            .53
1996.....................         11.73           .72          (.42)          .30           .67            --            .67
1997.....................         11.36           .74           .31          1.05           .74            --            .74
----------------------------------------------------------------------------------------------------------------------------

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              R A T I O S / S U P P L E M E N T A L D A T A
                                      ---------------------------------------------------------------------------------------------
                           ---------
                                                                                       RATIO TO AVERAGE NET
                                                               RATIO TO AVERAGE NET       ASSETS BEFORE
                                                                                        EXPENSES WAIVED OR
                                                                     ASSETS+                 ASSUMED
                           NET ASSET              NET ASSETS  ----------------------  ----------------------
                               VALUE      TOTAL       END OF                     NET                     NET  PORTFOLIO     AVERAGE
                           ---------     RETURN       PERIOD              INVESTMENT              INVESTMENT   TURNOVER  COMMISSION
                                 END         ++          (IN   EXPENSES       INCOME   EXPENSES       INCOME       RATE        RATE
                           OF PERIOD        (%)   THOUSANDS)        (%)          (%)        (%)          (%)        (%)         +++
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
1993.....................  $   17.45       6.00  $    25,658        .91          .43        N/A          N/A         51  $       --
1994.....................      16.73      (2.87)      32,797        .90          .60        N/A          N/A         40          --
1995.....................      20.47      25.12       51,171        .88         1.11        N/A          N/A         64          --
1996.....................      24.56      24.45       78,806        .85          .92        N/A          N/A         49       .0485
1997.....................      29.24      29.28      127,585        .82          .64        N/A          N/A         27       .0506
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
1993.....................  $   11.16      18.16  $    30,593        .91         9.49        N/A          N/A         96  $       --
1994.....................      10.58      (1.56)      32,285        .88         9.43        N/A          N/A         50          --
1995.....................      11.57      19.82       41,894        .87         9.86        N/A          N/A         57          --
1996.....................      11.93      12.56       49,474        .85         9.43        N/A          N/A         34          --
1997.....................      12.30      12.47       59,619        .83         8.88        N/A          N/A         40          --
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1993.....................  $   13.74      22.17  $    21,009       1.14          .97        N/A          N/A         37  $       --
1994.....................      13.51      (1.29)      31,308       1.03         1.22        N/A          N/A         36          --
1995.....................      15.58      18.70       41,012       1.02         1.42        N/A          N/A         45          --
1996.....................      17.19      15.23       57,955       1.12         1.25        N/A          N/A         67       .0093
1997.....................      16.91       9.09       74,463       1.13         1.15        N/A          N/A         71       .0042
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1993.....................  $   10.95      10.93  $    10,210        .35         6.32        .85         5.82         64  $       --
1994.....................      10.31      (3.53)      11,602        .37         6.61        .92         6.06         15          --
1995.....................      11.73      19.69       16,262        .51         6.80        .91         6.40         26          --
1996.....................      11.36       2.84       16,390        .60         6.47        .88         6.19         19          --
1997.....................      11.67       9.81       17,220        .60         6.54        .87         6.27         41          --
-----------------------------------------------------------------------------------------------------------------------------------

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-------------------------------------------------------------------------------------------------------------------
                                                         P E R S H A R E D A T A
                       --------------------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS
                                   --------------------------------------
                                                NET REALIZED
                       NET ASSET                         AND                LESS DISTRIBUTIONS FROM
                           VALUE                  UNREALIZED                -----------------------
                       ---------          NET    GAIN (LOSS)   TOTAL FROM          NET          NET
                       BEGINNING   INVESTMENT             ON   INVESTMENT   INVESTMENT     REALIZED           TOTAL
                       OF PERIOD       INCOME    INVESTMENTS   OPERATIONS       INCOME        GAINS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to
  12/31/95..........   $   10.00   $      .26   $       2.00   $     2.26   $       --   $       --   $          --
1996................       12.26          .56           (.83)        (.27)         .23          .05             .28
1997................       11.71          .59            .90         1.49          .57           --             .57
-------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to
  12/31/96..........   $   10.00   $      .26   $        .90   $     1.16   $       --   $       --   $          --
1997................       11.16          .45           1.29         1.74          .20           --             .20
-------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME
11/15/93* to
  12/31/93..........   $   10.00   $      .01   $       (.07)  $     (.06)  $       --   $       --   $          --
1994................        9.94          .24           (.96)        (.72)         .03           --             .03
1995................        9.19          .28           2.46         2.74          .19           --             .19
1996................       11.74          .32            .78         1.10          .27           --             .27
1997................       12.57          .37           2.64         3.01          .36          .27             .63
-------------------------------------------------------------------------------------------------------------------

* Commencement of operations
(a) Annualized
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

                       See notes to financial statements

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           R A T I O S / S U P P L E M E N T A L D A T A
                                 --------------------------------------------------------------------------------------------------
                      ---------
                                                                                    RATIO TO AVERAGE NET
                                                        RATIO TO AVERAGE NET           ASSETS BEFORE
                                                                                     EXPENSES WAIVED OR
                                                               ASSETS+                    ASSUMED
                      NET ASSET             NET ASSETS  ---------------------     ------------------------
                          VALUE  TOTAL          END OF                    NET                          NET     PORTFOLIO    AVERAGE
                      ---------  RETURN         PERIOD               INVESTMENT                  INVESTMENT    TURNOVER  COMMISSION
                            END     ++             (IN  EXPENSES       INCOME       EXPENSES        INCOME         RATE        RATE
                      OF PERIOD    (%)      THOUSANDS)       (%)          (%)            (%)           (%)          (%)         +++
-----------------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to
  12/31/95..........  $   12.26  22.60      $    9,860       .04(a)      6.25(a)         .87(a)       5.42(a)        28  $       --
1996................      11.71  (2.16)         14,647       .60         6.05            .82          5.83           13          --
1997................      12.63  13.38          20,300       .60         5.91            .82          5.69            1          --
-----------------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to
  12/31/96..........  $   11.16  11.60      $    2,195       .60(a)      6.05(a)         .98(a)       5.67(a)        --  $       --
1997................      12.70  15.86           5,209       .60         5.88            .87          5.61           13          --
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME
11/15/93* to
  12/31/93..........  $    9.94  (4.66)(a)  $      494        --         1.46(a)        3.98(a)      (2.52)(a)        0  $       --
1994................       9.19  (7.24)          4,720       .17         4.13            .95          3.35           31          --
1995................      11.74  30.26          14,698       .41         4.23            .91          3.73           17          --
1996................      12.57   9.57          24,108       .60         3.48            .86          3.22           45       .0707
1997................      14.95  25.07          33,977       .67         3.12            .85          2.94           64       .0681
-----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
(a) Annualized
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997 (Note 5).
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the eleven Funds comprising First Investors Life Series Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven Funds comprising First Investors Life Series Fund at December 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

88
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                                                                              89

FIRST INVESTORS LIFE SERIES FUND

TRUSTEES
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

THE CASH MANAGEMENT FUND IS A MONEY MARKET FUND AND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO OR ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

FIRST INVESTORS LIFE SERIES FUND

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Growth Fund and International Securities Fund Only)

WELLINGTON MANAGEMENT COMPANY
75 State Street
Boston, MA 02109

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (International Securities Fund Only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005


First Investors Logo

Logo is described as follows: The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK
FIFE310

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear in the printed piece.

FIRST
INVESTORS
LIFE
SERIES
FUND

Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund

ANNUAL
REPORT

DECEMBER 31, 1997